PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

     March 23, 2009 Dear Shareholder: A Special Meeting of Shareholders of Principal Funds, Inc. (“PFI”) will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on April 27, 2009 at 10 a.m., Central Time.

     At the meeting, shareholders of the SmallCap Growth Fund III (the “Acquired Fund”) will be asked to consider and approve a Plan of Acquisition (the “Plan”) providing for the reorganization of the SmallCap Growth Fund III into the SmallCap Growth Fund I (the “Acquiring Fund”). Each of these Funds is a separate series or fund of PFI.

     Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on May 1, 2009. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization.

     The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and Acquiring Funds. The Funds have the same investment objectives in that both Funds seek to provide long-term growth of capital. The Funds also have substantially the same principal policies and risks in that both invest in smallcap growth securities. The Funds have the same advisory fee rates and, although the Acquiring Fund has higher overall expense ratios than the Acquired Fund, these expense ratios are expected to be substantially the same following the Reorganization (except that the Institutional Class shares of the Acquiring Fund are expected to continue to have higher overall expense ratios). The Acquiring Fund has, however, outperformed the Acquired Fund for each of the last two calendar years. Moreover, the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

     The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization.

*****

     Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a proxy card for shares of the Acquired Fund you owned as of February 27, 2009, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

     The Board of Directors has unanimously voted in favor of the proposed Reorganization and recommends that you vote FOR the Proposal.

     In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then complete and mail your proxy card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by April 26, 2009. As a convenience, we offer three options by which to vote your shares: By Internet: Follow the instructions located on your proxy card.

     By Phone: The phone number is located on your proxy card. Be sure you have your control number, as printed on your proxy card, available at the time you call.

     By Mail: Sign your proxy card and enclose it in the postage-paid envelope provided in this proxy package.

     We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-222-5852.

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS To the Shareholders of the SmallCap Growth Fund III:

     Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the SmallCap Growth Fund III, a separate series of Principal Funds, Inc. (“PFI”), will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on April 27, 2009 at 10 a.m., Central Time. A Proxy Statement/ Prospectus providing information about the following proposal to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposal as well as any other business that may properly come before the Meeting or any adjournment thereof: Proposal: Approval of a Plan of Acquisition providing for the reorganization of the SmallCap Growth Fund III (the “Fund”) into the SmallCap Growth Fund I.

     The Board of Directors of PFI recommends that shareholders of the Fund vote FOR the Proposal.

     Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the Fund.

     Each shareholder of record at the close of business on February 27, 2009 is entitled to receive notice of and to vote at the Meeting.

Please read the attached Proxy Statement/Prospectus.

By order of the Board of Directors

Nora M. Everett
President

March 23, 2009 Des Moines, Iowa

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080
—————————

PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 27, 2009

RELATING TO THE REORGANIZATION OF:
THE SMALLCAP GROWTH FUND III INTO
THE SMALLCAP GROWTH FUND I

     This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Directors”) of Principal Funds, Inc. (“PFI”) of proxies to be used at a Special Meeting of Shareholders of PFI to be held at 680 8th Street, Des Moines, Iowa 50392-2080, on April 27, 2009, at 10 a.m., Central Time (the “Meeting”).

     At the Meeting, shareholders of the SmallCap Growth Fund III (the “Acquired Fund”) will be asked to consider and approve a proposed Plan of Acquisition (the “Plan”) providing for the reorganization of the Acquired Fund into the SmallCap Growth Fund I (the “Acquiring Fund”).

     Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the Shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares will receive, respectively, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring Fund. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur immediately after the close of regularly scheduled trading on the NYSE on May 1, 2009 (the “Effective Time”). All share classes of the Acquired Fund will vote in the aggregate and not by class. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and the Form of Plan of Acquisition which is attached hereto as Appendix A.

     This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PFI contain additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected these Funds during the fiscal year ended October 31, 2008. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-247-4123.

     A Statement of Additional Information dated March 1, 2009 (the “Statement of Additional Information”) relating to this Proxy Statement/ Prospectus has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Proxy Statement/ Prospectus. PFI’s Prospectus, dated March 1, 2009 and as supplemented (“PFI Prospectus”), and the Statement of Additional Information for PFI, dated March 1, 2009 and as supplemented (“PFI SAI”), have been filed with the SEC and, insofar as they relate to the SmallCap Growth Fund III, are incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PFI at the address noted above or by calling our shareholder services department toll free at 1-800-222-5852. You may also call our shareholder services department toll fee at 1-800-222-5852 if you have any questions regarding the Reorganization.

     PFI is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

     The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

      The date of this Proxy Statement/Prospectus is March 23, 2009.

INTRODUCTION

     This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.

     Principal Funds, Inc. PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PFI currently offers 72 separate series or funds (the “PFI Funds”), including the Acquired and Acquiring Funds. The sponsor of PFI is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the PFI Funds is Principal Management Corporation (“PMC”). PFI has two underwriters: Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) for all share classes, and Princor Financial Services Corporation (“Princor”), a co-distributor with PFD for Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 (sometimes collectively referred to as the “Retirement Class”), Class J, and Institutional Class shares. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC, PFD, and Princor are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is the Principal Financial Group, Des Moines, Iowa 50392-2080.

     Investment Management. Pursuant to an investment advisory agreement with PFI with respect to the Acquired and Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreement, PMC has entered into sub-advisory agreements with respect to the Acquired and Acquiring Funds as follows:

Acquired Fund	Sub-Advisors
SmallCap Growth Fund III	Columbus Circle Investors (“CCI”)

Acquiring Fund	Sub-Advisors
SmallCap Growth Fund I	AllianceBernstein L.P.
(“AllianceBernstein”)

Columbus Circle Investors (“CCI”)*

* Subject to approval by shareholders of the Acquiring Fund, CCI will become an additional sub-advisor to that Fund at the Effective Time.

     PMC and each sub-advisor are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

     CCI is located at the Metro Center, One Station Place, Stamford, CT 06902. CCI is an affiliate of PFG.

     AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

THE REORGANIZATION

     At its meeting held on December 19, 2008, the Board, including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PFI (the “Independent Directors”), approved the Reorganization pursuant to the Plan providing for the combination of the Acquired Fund into the Acquiring Fund. The Board concluded that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization are discussed below under “Information About the Reorganization – Board Consideration of the Reorganization.” The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares; and (iii) the liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be May 1, 2009. Holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of Plan of Acquisition, which is attached hereto as Appendix A.

     The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and Acquiring Funds. The Funds have the same investment objectives in that both Funds seeks to provide long-term growth of capital. The Funds also have substantially the same principal policies and risks in that both invest in smallcap growth securities. The Funds have the same advisory fee rates and, although the Acquiring Fund has higher overall expense ratios than the Acquired Fund, these expense ratios are expected to be substantially the same following the Reorganization (except that the Institutional Class shares of the Acquiring Fund are expected to continue to have higher overall expense ratios). The Acquiring Fund has, however, outperformed the Acquired Fund for each of the last two calendar years. Moreover, the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds. Should the Acquired Fund shareholders not vote in favor of the proposed Reorganization, the Board may consider other alternatives such as reorganizing the Acquired Fund with a different Fund or liquidating the Acquired Fund.

     In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders. See “Information About the Reorganization – Federal Income Tax Consequences.” The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds – Purchases, Redemptions and Exchanges of Shares.” The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. The expenses and fees the Acquired Fund will pay are expected to total $45,000.

PROPOSAL:
APPROVAL OF A PLAN OF ACQUISITION PROVIDING
FOR THE REORGANIZATION OF THE
SMALLCAP GROWTH FUND III
INTO THE SMALLCAP GROWTH FUND I.

     Shareholders of the SmallCap Growth Fund III (the “Acquired Fund”) are being asked to approve the reorganization of the Acquired Fund into the SmallCap Growth Fund I (the “Acquiring Fund.)

Comparison of Acquired and Acquiring Funds

     The following table provides comparative information with respect to the Acquired and Acquiring Funds. Subject to approval by the shareholders of the Acquiring Fund at a meeting scheduled for April 27, 2009, CCI, the sub-advisor to the Acquired Fund, has been appointed an additional sub-advisor to the Acquiring Fund as of the Effective Time of the Reorganization. The description below of the Acquiring Fund reflects this appointment as well as changes in the Acquiring Fund’s investment policies to reflect CCI’s management style and the allocation of its assets among two sub-advisors. If shareholders of the Acquiring Fund do not approve CCI as an additional sub-advisor to the Acquiring Fund, that Fund, following the Reorganization, will continue have AllianceBernstein as its sole sub-advisor pending any further action by the Board.

SmallCap Growth Fund III	SmallCap Growth Fund I
(Acquired Fund)	(Acquiring Fund)
Approximate Net Assets as of October 31, 2008:
$207,078,000	$120,653,000
Investment Advisor: PMC
Sub-Advisors and Portfolio Managers:

CCI	AllianceBernstein
Clifford G. Fox, CFA. Mr. Fox,	Bruce K. Aronow, CFA. Senior
portfolio manager, joined CCI in	Vice President, Portfolio Manager/
1992. He received an MBA from the	Research Analyst. Mr. Aronow is
Stern School of Business, New York	team leader of the Small Cap Growth
University and a BS from the	equity portfolio management team.
Wharton School, University of	Prior to joining AllianceBernstein in
Pennsylvania. Mr. Fox has earned the	1999, Mr. Aronow was responsible
right to use the Chartered Financial	for research and portfolio
Analyst designation and is a member	management of the small cap
of the New York Society of Security	consumer sectors since early 1997 at
Analysts.	INVESCO (NY) (formerly
Chancellor Capital Management). He
joined Chancellor in 1994.
Previously, Mr. Aronow was a Senior
Associate with Kidder, Peabody &
Company. Mr. Aronow holds a BA
from Colgate University. Mr. Aronow
is a member of both the New York
Society of Security Analysts and the
Association of Investment
Management & Research. He is a
Chartered Financial Analyst.
N. Kumar Kirpalani, CFA. Senior
Vice President, Portfolio Manager/
Research Analyst. Prior to joining
AllianceBernstein in 1999, Mr.
Kirpalani was responsible for
research and portfolio management
of small cap industrial, financial and
energy sectors for INVESCO (NY)
(formerly Chancellor Capital
Management). Mr. Kirpalani joined
Chancellor in 1993. Previously, Mr.
Kirpalani served as Vice President of

SmallCap Growth Fund III	SmallCap Growth Fund I
(Acquired Fund)	(Acquiring Fund)
Investment Research at Scudder,
Stevens & Clark. Mr. Kirpalani
received a BTech from the Indian
Institute of Technology and an MBA
from the University of Chicago. Mr.
Kirpalani is a member of both the
New York Society of Security
Analysts and the Association for
Investment Management and
Research. He is a Chartered
Financial Analyst and has 22 years of
investment experience.
Samantha S. Lau, CFA. Senior Vice
President, Portfolio Manager/
Research Analyst. Prior to joining
AllianceBernstein in 1999, Ms. Lau
was responsible for covering small
cap technology companies for
INVESCO (NY) (formerly
Chancellor Capital Management).
She joined Chancellor LGT in 1997.
Previously Ms. Lau worked for three
years in the investment research
department of Goldman Sachs. Ms.
Lau has a BS, magna cum laude, in
Finance and Accounting from the
Wharton School of the University of
Pennsylvania. She is a Chartered
FinancialAnalyst.
Wen-Tse Tseng. Mr. Tseng, Vice
President and Portfolio Analyst/
Manager, joined Alliance Bernstein
in 2006 and is responsible for
research and portfolio management
for the US Small/SMD Cap Growth
healthcare sector. Prior to joining the
firm, he spent four years as the
healthcare portfolio manager for the
small-cap growth team at William D.
Witter (the same team had previously

SmallCap Growth Fund III	SmallCap Growth Fund I
(Acquired Fund)	(Acquiring Fund)
managed assets for Weiss, Peck &
Greer). Prior to that, Mr. Tseng was a
senior healthcare analyst at JP
Morgan Flemming Asset
Management for a year and a half.
Mr. Tseng holds a BS from National
Taiwan University, an MS in
Molecular Genetics and
Microbiology from Robert Wood
Johnson Medical School-University
of Medicine and Dentistry of New
Jersey, and an MBA from Graziadio
School of Business and Management
at Pepperdine University, Location:
New York.
CCI
(Subject to approval by the
Acquiring Fund shareholders, CCI
will become an additional sub-
advisor as of the Effective Time.)
Clifford G. Fox, CFA
See portfolio manager biographical
profile under Acquired Fund above.)
Investment Objective:
Both Funds seek long-term growth of capital.
Principal Investment Strategies:
The Fund pursues its investment	Under normal market conditions, the
objective by investing primarily in	Fund invests at least 80% of its
equity securities. Under normal	assets in common stocks of
market conditions, the Fund invests	companies with small market
at least 80% of its assets in equity	capitalizations (those with market
securities of companies with small	capitalizations equal to or smaller
market capitalizations (those with	than the greater of: 1) $2.5 billion or
market capitalizations similar to the	2) the highest market capitalization
companies in the Russell 2500	of the companies in the Russell 2000
Growth Index (as of December 31,	Growth Index (as of December 31,
2008, the range was between	2008, the range was between
approximately $0.01 billion and $6.9	approximately $0.01 billion and $3.3
billion)), at the time of purchase.	billion)) at the time of purchase.

SmallCap Growth Fund III	SmallCap Growth Fund I
(Acquired Fund)	(Acquiring Fund)
Market capitalization is defined as	Market capitalization isdefined as
total current market value of a	total current market value of a
company’s outstanding common	company’s outstanding common
stock. The Fund may investup to	stock. The Fund seeks to reduce risk
25% of its assets in securities of	by diversifying among many
foreign companies. The Fund may	companies and industries. In
purchase securities issued as part of,	addition, the Fund may invest up to
or a short period after, companies’	25% of its assets in securities of
initial public offerings and may at	foreign companies. The Fund may
times dispose of those shares shortly	purchase securities issued as part of,
after their acquisition.	or a short period after companies’

CCI uses a bottom-up approach	initial public offerings and may at
(focusing on individual stock	times dispose of those shares shortly
selection rather than forecasting	after their acquisition.
stock market trends) in its selection	AllianceBernstein employs a
of individual securities that it	disciplined investment strategy when
believes have an above average	selecting growth stocks. Using
potential for earnings growth.	fundamental research and
Selection is based on the premise	quantitative analysis, it looks for
that companies doing better than	fast-growing companies whose
expected will have rising securities	prospective earnings growth has been
prices, while companies producing	underestimated by the marketplace or
less than expected results will not.	whose earnings prospects are not
CCI refers to its discipline as	fully reflected in current market
positive momentum and positive	valuations. In doing so,
surprise.	AllianceBernstein analyzes such

Through in-depth analysis of	factors as:
company fundamentals in the context	• Earnings growth potential relative
of the prevailing economic	to competitors
environment, CCI’s team of	• Market share and competitive
investment professionals selects	leadership of the company’s
companies that meet the criteria of	products
positive momentum in a company’s	• Quality of management
progress and positive surprise in	• Financial condition (such as debt
reported results.	to equity ratio)
• Valuation in comparison to a
stock’s own historical norms and
the stocks of other small-cap
companies

SmallCap Growth Fund III	SmallCap Growth Fund I
(Acquired Fund)	(Acquiring Fund)
AllianceBernstein follows a
disciplined selling strategy and may
sell a stock when it fails to perform
as expected or when other
opportunities appear more attractive.

CCI uses a bottom-up approach
(focusing on individual stock
selection rather than forecasting
stock market trends) in its selection
of individual securities that it
believes have an above average
potential for earnings growth.
Selection is based on the premise
that companies doing better than
expected will have rising securities
prices, while companies producing
less than expected results will not.
CCI refers to its discipline as
positive momentum and positive
surprise.

Through in-depth analysis of
company fundamentals in the context
of the prevailing economic
environment, CCI’s team of
investment professionals selects
companies that meet the criteria of
positive momentum in a company’s
progress and positive surprise in
reported results.

     In July 2009, PMC will begin investing approximately 20% of the Acquiring Fund’s assets in common stocks in an attempt to match or exceed the performance of the Russell 2000 Growth Index. PMC’s strategy is an active quantitative approach to asset management which PMC refers to as “structured equity.” PMC’s structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Russell 2000 Growth Index. Through the structured equity strategy, PMC expects the Fund to achieve returns in excess of those of the Russell 2000 Growth Index with lower risk and improved predictability of returns for the entire Fund compared to the Russell 2000 Growth Index.

Hedging and Other Strategies:
Each of the Funds may invest in inverse floating rate obligations, may engage in hedging transactions through the use of financial futures and options thereon and may also purchase and sell securities on a when-
issued or forward commitment basis, invest in mortgage-backed securities, enter into repurchase agreements, invest in stand-by commitments, engage in swap agreements, and lend portfolio securities.
Each of the Funds may invest in floating rate and variable rate obligations, including participation interests therein.

Temporary Defensive Investing:
For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.

Fundamental Investment Restrictions:
Each of the Funds is subject to the same fundamental investment restrictions which may not be changed without the approval of the shareholders of the Fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional
Information.

Comparison of Investment Objectives and Strategies

The Funds have the same investment objectives in that both Funds seeks to provide long-term growth of capital. The Funds have substantially the same principal policies and risks in that both invest in smallcap growth securities and both may invest in foreign securities. The Funds differ principally in that the market capitalization ranges of the companies in which they invest are tied to different indices and, as a result, the Acquired Fund may invest in larger companies than may the Acquiring Fund. CCI, as an additional sub-
advisor to the Acquiring Fund following the Reorganization, is expected to manage its portion of the assets of the Acquiring Fund in the same manner that it has managed the assets of the Acquired Fund as its sub-advisor. In addition, as described above and beginning in July 2009, PMC is expected to begin to invest approximately 20% of the Acquiring Fund’s assets pursuant to its structured equity strategy.

Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Certain
Investment Strategies and Related Risks of the Funds” as well as in the
Statement of Additional Information.

The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.

Fees and Expenses of the Funds

The tables below compare the fees and expenses of the shares of the
Acquired and Acquiring Funds. In the Reorganization, the holders of Class
R-1, Class R-2, Class R-3, Class R-4, Class R-5, and Institutional Class
shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2,
Class R-3, Class R-4, Class R-5, and Institutional Class shares of the
Acquiring Fund.

Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended October 31, 2008; (b)
the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended October 31, 2008; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ending October 31, 2008 assuming that the Reorganization had taken place at the commencement of the fiscal year ended October 31, 2008.

Annual Fund Operating Expenses
				Total
	Management	12b-1	Other	Operating
Class	Fees	Fees	Expenses	Expenses
(a) SmallCap Growth Fund III (Acquired Fund)
R-1	1.10%	0.35%	0.54%	1.99%
R-2	1.10%	0.30%	0.46%	1.86%
R-3	1.10%	0.25%	0.33%	1.68%
R-4	1.10%	0.10%	0.29%	1.49%
R-5	1.10%	N/A	0.27%	1.37%
Institutional	1.10%	N/A	0.04%	1.14%(2)

(b) SmallCap Growth Fund I (Acquiring Fund)
R-1	1.10%	0.35%	0.55%	2.00%
R-2	1.10%	0.30%	0.47%	1.87%
R-3	1.10%	0.25%	0.34%	1.69%
R-4	1.10%	0.10%	0.30%	1.50%
R-5	1.10%	N/A	0.28%	1.38%
Institutional	1.10%	N/A	0.06%	1.16%(1)(2)

(c) SmallCap Growth Fund I (Acquiring Fund)
(Pro forma assuming Reorganization)(3)
R-1	1.10%	0.35%	0.54%	1.99%
R-2	1.10%	0.30%	0.46%	1.86%
R-3	1.10%	0.25%	0.33%	1.68%
R-4	1.10%	0.10%	0.29%	1.49%
R-5	1.10%	N/A	0.27%	1.37%
Institutional	1.10%	N/A	0.05%	1.15%

(1)	PMC has voluntarily agreed to limit the Acquiring Fund’s expenses attributable to Institutional Class shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.15% for Institutional Class shares. The expense limit may be terminated at any time.
(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Funds have been increased effective March 1, 2009.
(3)	The pro forma figures do not reflect the costs associated with the Reorganization which are estimated to be $45,000 and will be paid by the Acquired Fund. Assuming the Acquiring Fund experiences the expense ratios shown above in (c) (Pro forma assuming Reorganization), shareholders of the Acquired Fund may expect the Acquiring Fund to recover the expense of the Reorganization in one year.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period, and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year.

The examples should not be considered a representation of future expenses of the Acquired or Acquiring fund. Actual expenses may be greater or less than those shown.

	Number of Years You Own Your Shares
Share Class	1 Year	3 Years	5 Years	10 Years
SmallCap Growth Fund III (Acquired Fund)
R-1	$202	$624	$1,073	$2,317
R-2	189	585	1,006	2,180
R-3	171	530	913	1,987
R-4	152	471	813	1,779
R-5	139	434	750	1,646
Institutional	116	362	628	1,386

SmallCap Growth Fund I (Acquiring Fund)
R-1	$203	$627	$1,078	$2,327
R-2	190	588	1,011	2,190
R-3	172	533	918	1,998
R-4	153	474	818	1,791
R-5	140	437	755	1,657
Institutional	118	368	638	1,409

SmallCap Growth Fund I (Acquiring Fund)
(Pro forma assuming Reorganization)
R-1	$202	$624	$1,073	$2,317
R-2	189	585	1,006	2,180
R-3	171	530	913	1,987
R-4	152	471	813	1,779
R-5	139	434	750	1,646
Institutional	117	365	633	1,398

Investment Management Fees/Sub-Advisory Arrangements

     The Funds each pay their investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule: 1.10% for the first $500 million, 1.08% for the next $500 million, 1.06% for the next $500 million, and 1.05% on all assets over $1.5 billion.

     As sub-advisors to the Funds, CCI and AllianceBernstein are paid sub-advisory fees for their services. These sub-advisory fees are paid by PMC, not by the Funds.

     A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and Acquiring Funds is available in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2008.

Comparison of Principal Investment Risks

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have the same investment objectives and substantially the same principal policies, the Funds’ risks are substantially similar. As described below, the Funds also have some different risks.

Risks Applicable to both Funds:

Credit and Counterparty Risk. Each of the Funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Liquidity Risk. The Funds are exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Funds’ ability to sell particular securities or close derivative positions at an advantageous price.

Market Risk. The value of the Funds’ portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Funds’ investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

Active Trading Risk. The Funds may actively trades portfolio securities in an attempt to achieve their investment objective and, therefore, may have high portfolio turnover rates that may increase the fund’s brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.
Management Risk. The Funds are actively managed by their investment advisor or sub-advisor(s). The performance of the Funds will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the Funds’ investment objectives. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, the
Funds could underperform other mutual funds with similar investment objectives or lose money.
Securities Lending Risk. To earn additional income, the Funds may lend portfolio securities to approved financial institutions. Risks of such a practice include the possibility that a financial institution becomes insolvent, increasing the likelihood that the Funds will be unable to recover the loaned security or its value. Further, the cash collateral received by the Funds in connection with such a loan may be invested in a security that subsequently loses value.
Equity Securities Risk. Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities
(and their equivalents) will fluctuate. The value of equity securities purchased by the Funds could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.
Foreign Securities Risk. Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect the Funds’ investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.
Market Segment Risk. The Funds are subject to the risk that their principal market segment, small capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole.
The Funds’ strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

Exchange Rate Risk. Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates.
To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S.
securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.
Growth Stock Risk. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases.
Growth stocks may therefore be more volatile than non-growth stocks.
The Funds’ strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.
Small Company Risk. Investments in companies with smaller
capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
Underlying Fund Risk. The Principal LifeTime Funds and the Strategic
Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in other PFI Funds (“Underlying Funds”). From time to time, an Underlying Fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on Underlying
Fund performance to the extent an Underlying Fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an Underlying
Fund, the loss of assets to the Underlying Fund could result in increased expense ratios for that fund.

PMC is the advisor to the Principal LifeTime Funds and each of the
Underlying Funds. Principal Global Investors, Inc. (“PGI”), an affiliate of PMC, is Sub-Advisor to these funds. Both the Acquired Fund and the
Acquiring Fund are among the Underlying Funds owned by the Principal
LifeTime Funds. Principal and PGI are committed to minimizing the potential impact of underlying fund risk on Underlying Funds to the extent consistent with pursuing the investment objectives of the funds of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds. The following table shows the percentage of the outstanding shares of the Acquired Fund and the
Acquiring Fund owned by the Principal LifeTime Funds as of
October 31, 2008.

	Underlying Fund
	SmallCap Growth	SmallCap Growth
	Fund III	Fund I
Principal LifeTime Funds	Acquired Fund	Acquiring Fund
Principal LifeTime 2010	7.97%	1.58%
Principal LifeTime 2015	0.12%	0.20%
Principal LifeTime 2020	21.40%	6.39%
Principal LifeTime 2025	0.19%	0.31%
Principal LifeTime 2030	16.19%	21.69%
Principal LifeTime 2035	0.15%	0.26%
Principal LifeTime 2040	8.93%	13.88%
Principal LifeTime 2045	0.06%	0.11%
Principal LifeTime 2050	3.89%	7.10%
Principal LifeTime 2055	0.01%	0.01%
Total	58.91%	51.53%

Initial Public Offerings (“IPOs”) Risk. There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for
IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. The Funds cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

Risks Applicable to the Acquired Fund
Mid Cap Stock Risk. Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

Performance

     The bar charts below show how each Fund’s total return has varied year-by-year, while the tables below show each Fund’s performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Year-By-Year Total Returns (%) as of 12/31 Each Year (Institutional Class)

SmallCap Growth Fund III (Acquired Fund)

Highest return for a quarter during
the period of the bar chart above:	Q1 ’06	11.92%
Lowest return for a quarter during
the period of the bar chart above:	Q4 ’08	-26.98%

The year-to-date return as of December 31, 2008 is -46.34% .

Year-By-Year Total Returns (%) as of 12/31 Each Year (Institutional Class)

SmallCap Growth Fund I (Acquiring Fund)

Highest return for a quarter during
the period of the bar chart above:	Q4 ’01	27.26%

Lowest return for a quarter during
the period of the bar chart above:	Q4 ’08	-29.22%

The year-to-date return as of December 31, 2008 is -45.18.

Average Annual Total Returns (%) for periods ended December 31, 2008

		Life of
	1 Year	Fund(1)
SmallCap Growth Fund III
(Acquired Fund)
—Institutional Class (before taxes)	-46.34	-5.76
(after taxes on distributions) (2)	-46.34	-7.06
(after taxes on distributions and sale of shares) (2)	-30.12	-5.06
—R-1 Class (3)	-46.81	-6.59
—R-2 Class	-46.78	-6.44
—R-3 Class	-46.66	-6.29
—R-4 Class	-46.55	-6.11
—R-5 Class	-46.48	-5.99
Russell 2500 Growth Index (4)	-41.50	-3.10
Morningstar Small Growth Category Average	-41.55	-4.28

			Life of
	1 Year	5 Years	Fund(5)
SmallCap Growth Fund I
(Acquiring Fund)
—Institutional Class (before taxes)	-45.18	-3.55	-5.10
(after taxes on distributions) (2)	-45.18	-3.97	-5.36
(after taxes on distributions and sale of shares) (2)	-29.37	-2.86	-4.13
—R-1 Class (6)	-45.69	-4.40	-5.94
—R-2 Class	-45.57	-4.29	-5.79
—R-3 Class	-45.48	-4.10	-5.61
—R-4 Class	-45.34	-3.93	-5.43
—R-5 Class	-45.21	-3.77	-5.25
Russell 2000 Growth Index (4)	-38.54	-2.35	-2.23
Morningstar Small Growth Category Average	-41.55	-3.52	-3.04

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance that is no higher than the historical performance of the Institutional Class shares.
(4)	Index performance does not reflect deductions for fees, expenses or taxes. For a description of the indices, see Appendix B to this Proxy Statement/Prospectus.
(5)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
(6)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.

INFORMATION ABOUT THE REORGANIZATION
Plan of Acquisition

     The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan which is attached as Appendix A to this Proxy Statement/Prospectus.

     Under the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund. We expect that the closing date will be May 1, 2009, or such earlier or later date as PMC may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares of each share class with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.

     Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for all Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, the Acquired Fund will be dissolved in accordance with applicable law.

     The Plan may be amended, but no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders of either of the Funds.

     Under the Plan, the Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization.

     If the Plan is not consummated for any reason, the Board will consider other possible courses of action.

Reasons for the Reorganization

     The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and Acquiring Funds. The Funds have the same investment objectives in that both Funds seeks to provide long-term growth of capital. The Funds also have substantially the same principal policies and risks in that both invest in smallcap growth securities. The Funds have the same advisory fee rates and, although the Acquiring Fund has higher overall expense ratios than the Acquired Fund, these expense ratios are expected to be substantially the same following the Reorganization (except that the Institutional Class shares of the Acquiring Fund are expected to continue to have higher overall expense ratios). The Acquiring Fund has, however, outperformed the Acquired Fund for each of the last two calendar years. Moreover, the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

Board Consideration of the Reorganization

     The Board, including the Independent Directors, considered the Reorganization pursuant to the Plan at its meeting on December 19, 2008. The Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

     In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)	the same investment objectives and substantially the same principal investment strategies shared by the Funds;
(2)	the absence of any differences in the Funds’ fundamental investment restrictions;
(3)	estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;
(4)	expense ratios and available information regarding the fees and expenses of the Funds;
(5)	comparative investment performance of and other information pertaining to the Funds;

(6)	the potential effect on the Acquired Fund’s shareholders of investing in a larger fund and the potential effect on the portfolio management of the
Acquiring Fund of a larger asset base following the Reorganization;
(7)	the prospects for growth of and for achieving economies of scale by the
Acquired Fund in combination with the Acquiring Fund;
(8)	the absence of any material differences in the rights of shareholders of the Funds;
(9)	the financial strength, investment experience and resources of
AllianceBernstein, which currently serves as sub-advisor to the Acquiring
Fund, and CCI which is expected to become an additional sub-advisor to the Acquiring Fund at the Effective Time of the Reorganization;
(10)	any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;
(11)	the direct or indirect federal income tax consequences of the
Reorganization, including the expected tax-free nature of the
Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring
Fund;
(12)	the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;
(13)	the terms and conditions of the Plan; and
(14)	possible alternatives to the Reorganization.
The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:
(1)	it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the
Funds have the same investment objectives and substantially similar principal investment strategies and risks;
(2)	AllianceBernstein and CCI as sub-advisors responsible for managing the assets of the Acquiring Fund may be expected to provide high quality investment advisory services and personnel for the foreseeable future;
(3)	the Funds have the same advisory fee rates and, following the
Reorganization, the combined Acquiring Fund is expected to have substantially the same overall expense ratios as the Acquired Fund
(except that the Institutional Class shares of the Acquiring Fund are expected to have higher overall expense ratios);
(4)	the combination of the Acquired Fund may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management; and

Description of the Securities to Be Issued

     PFI is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. Each of the Acquired and Acquiring Funds is a separate series of PFI, and the Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

     All shares of PFI have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.

     The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.

     Shares of both Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Federal Income Tax Consequences

     To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will use a portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore, the combination will be considered a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PFI, no gain or loss will be recognized by either of the Funds or their shareholders in connection with the combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.

     Capital Loss Carryforward. As of October 31, 2008, the Acquired Fund had an accumulated capital loss carryforward of approximately $35,624,000 expiring in 2016. After the Reorganization, these losses will be available to the Acquiring Fund to offset its capital gains, although the amount of offsetting losses in any given year may be limited. As a result of this limitation, it is possible that the Acquiring Fund may not be able to use these losses as rapidly as the Acquired Fund might have, and part of these losses may not be useable at all. The ability of the Acquiring Fund to utilize the accumulated capital loss carryforward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforward currently are available only to shareholders of the Acquired Fund. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of the Acquiring Fund.

     Distribution of Income and Gains. Prior to the Reorganization, the Acquired Fund, whose taxable year will end as a result of the Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

     The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

CAPITALIZATION

     The following tables show as of October 31, 2008: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii), the pro forma combined capitalization of the Acquiring Fund, adjusted to reflect the estimated expenses of the Reorganization, as if the Reorganization had occurred as of that date. As of October 31, 2008, the Acquired Fund had outstanding six classes of shares: Institutional, R-1, R-2, R-3, R-4, and R-5. As of October 31, 2008, the Acquiring Fund had outstanding seven outstanding share classes: Class J, Institutional, R-1, R-2, R-3, R-4, and R-5.

     The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization including printing, mailing, and legal fees. The expenses and fees the Acquired Fund will pay are expected to total $45,000.

			Net Asset	Shares
	Share	Net Assets	Value	Outstanding
	Class	(000s)	Per Share	(000)s
SmallCap Growth Fund III	Institutional	$202,959	$6.78	29,942
(Acquired Fund)	R-1	370	6.51	57
	R-2	453	6.53	69
	R-3	1,245	6.59	189
	R-4	567	6.65	85
	R-5	1,484	6.69	222
		$207,078		30,564
SmallCap Growth Fund I	Class J	$ 6,867	$5.52	1,243
(Acquiring Fund)	Institutional	104,406	6.16	16,960
	R-1	267	5.92	45
	R-2	1,285	5.78	222
	R-3	1,914	5.88	326
	R-4	1,791	5.97	300
	R-5	4,123	6.06	680
		$120,653		19,776
Reduction in net assets and decrease in
net asset values per share of the Acquired
Fund to reflect the estimated expenses of
the Reorganization
	Institutional	(45)	(0.00)	(7)
	R-1	*	**	***
	R-2	*	**	***
	R-3	*	**	***
	R-4	*	**	***
	R-5	*	**	***

		Net Asset	Shares
Share	Net Assets	Value	Outstanding
Class	(000s)	Per Share	(000)s
Increase in shares outstanding of the
Acquired Fund to reflect the exchange
for shares of the Acquiring Fund.
Institutional			3,006
R-1			6
R-2			9
R-3			23
R-4			10
R-5			23

SmallCap Growth Fund I
(Acquiring Fund)
(Pro forma assuming Reorganization)
Class J	$ 6,867	$5.52	1,243
Institutional	307,320	6.16	49,901
R-1	637	5.92	108
R-2	1,738	5.78	300
R-3	3,159	5.88	538
R-4	2,358	5.97	395
R-5	5,607	6.06	925
Total Acquiring Fund	$327,686		53,410
(Pro forma assuming
reorganization)

*	Less than $500.
**	Per share amount is less than $.005.
***	Less than 500 shares.

     ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Investment Strategies and Related Risks of the Funds

     This section provides information about certain investment strategies and related risks of the Funds. The Statement of Additional Information contains additional information about investment strategies and their related risks.

     Some of the principal investment risks vary between the Funds and the variations are described above. The value of each Fund’s securities may fluctuate on a daily basis. As with all mutual funds, as the values of each Fund’s assets rise or fall, the Fund’s share price changes. If an investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Funds invest have associated risk.

Market Volatility

     Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

     Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

     Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

     Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities

     The Funds may invest a portion of their assets in repurchase agreements, although this is not a principal investment strategy. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date.

Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Funds enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

     The Funds may lend their portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve risk of loss to a fund if the counterparty should fail to return such securities to the fund upon demand or if the counterparty’s collateral invested by the fund declines in value as a result of investment losses.

Currency Contracts

     The Funds may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

     Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments

     The Funds may enter into forward commitment agreements, although this is not a principal investment strategy. These agreements call for a fund to purchase or sell a security on a future date at a fixed price. The Funds may also enter into contracts to sell their investments either on demand or at a specific interval.

Temporary Defensive Measures

     From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, each Fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

     There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Funds may fail to achieve their investment objectives.

Warrants

     Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Real Estate Investment Trusts

     The Funds may invest in real estate investment trust securities, herein referred to as “REITs.” REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REIT’s are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

Initial Public Offerings (“IPOs”)

     The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

     When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Convertible Securities

     Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

     Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

     The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Foreign Investing

     The Funds may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are: companies with their principal place of business or principal office outside the U.S. or companies for which the principal securities trading market is outside the U.S.

     Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

     Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

     With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

     Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

     A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

     Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include: increased social, political, and economic instability; a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; relatively new capital market structure or market-oriented economy; the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

     In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

     Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

     Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies

     The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

     Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Portfolio Turnover

     “Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have higher portfolio turnover rates. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund’s performance. Turnover rates for each of the Funds may be found in the Fund’s Financial Highlights table. It is recommended that all the factors are considered when the turnover rates of different funds are compared. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. An investor should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

Derivatives

     To the extent permitted by its investment objectives and policies, the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

     Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

     There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. A fund may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

     Generally, the Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the particular Fund. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include: the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the sub-advisor anticipated; the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund’s initial investment; and the counterparty may fail to perform its obligations.

Multiple Classes of Shares

     The Board of Directors of PFI has adopted an 18f-3 Plan for each of the Funds. Under these plans, each of the Funds currently offers the following shares: Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 (sometimes collectively referred to as the “Retirement Class Shares”), and Institutional Class shares (as described under “Capitalization,” the Acquiring Fund also offers Class J Shares). The shares are the same except for differences in class expenses, including any Rule 12b-1 fees and any applicable sales charges, excessive trading and other fees. Additional share classes may be offered in the future by the Acquiring Fund.

Costs of Investing in the Funds

Fees and Expenses of the Funds

     The fees and expenses of the Funds are described below. Depending on the class of your shares, you may incur one-time or ongoing fees or both. One-time fees include sales or redemption fees. Ongoing fees are the operating expenses of a Fund and include fees paid to the Fund’s manager, underwriter and others who provide ongoing services to the Fund.

     Fees and expenses are important because they lower your earnings. However, lower costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge.

One-time fees

     Institutional and Retirement Class Shares are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on Institutional and Retirement Class shares of the Funds purchased with reinvested dividends or other distributions.

Ongoing fees

     Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

     Each Fund pays ongoing fees to PMC and others who provide services to the Fund. These fees include:

Management Fee – Through the Management Agreement with the Fund, PMC has agreed to provide investment advisory services and administrative services to the Fund.

Other Expenses – A portion of expenses that are allocated to all classes of the Fund.

Transfer Agent Fee. Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to the Institutional Class shares at cost.

Retirement Class Shares Only

Service Fee – PMC has entered into a Services Agreement with PFI under which PMC performs personal services for shareholders. Administrative Service Fee – PMC has entered into an Administrative Services Agreement with PFI under which PMC provides transfer agent and corporate administrative services to the Fund. In addition, PMC has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares. Distribution Fee — Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the R-2, R-1, R-3, and R-4 classes of each Fund pay a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.

     Princor and PFD are the Funds’ principal underwriters for Institutional Class and Retirement Class shares. They may, from time-to-time, at their expense, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds’ shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor, PFD, or their affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the dealers’ support of, and participation in, Princor’s and PFD’s marketing programs and the extent of a dealer’s marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor’s and PFD’s resources and from their retention of underwriting concessions.

Distribution Plans and Additional Information Regarding Intermediary Compensation

Institutional Class Shares

     Neither Fund has adopted a 12b-1 Plan for Institutional Class shares.

Retirement Class Shares

PFI has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for each of the Class R-1, R-2, R-3 and R-4 shares of PFI. Under the 12b-1 Plans, each Fund makes payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans are made by the Funds to the Distributor pursuant to the 12b-1 plans regardless of the expenses incurred by the Distributor. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to intermediaries whose customers are shareholders of the funds for sales support services and for providing services to shareholders of that share class. Intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.

     The Distributors for the Retirement share classes of Principal Funds described in this prospectus are Princor and PFD, both wholly owned subsidiaries of PFG. The term “Distributors” as used in this section refers to both Princor and PFD.

     The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Funds are set forth below:

Share Class	12b-1 Fee
R-1	0.35%
R-2	0.30%
R-3	0.25%
R-4	0.10%

     Retirement Plan Services. Each Fund pays a Service Fee and Administrative Services Fee to PMC for providing services to retirement plan shareholders. PMC typically pays some or all of these fees to Principal Life Insurance Company, which has entered into an agreement to provide these services to the retirement plan shareholders. PMC may also enter into agreements with other intermediaries to provide these services, and pay some or all of the Fees to such intermediaries.

     Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

     The amounts paid to plan recordkeepers for recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

     Transfer Agency and Retirement Plan Services. PSS acts as the transfer agent for the Funds. As such, it registers the transfer, issuance, and redemption of fund shares and disburses dividends and other distributions to fund shareholders.

     Many Fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Funds often do not maintain an account for these investors. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The transfer agent may pay these financial intermediaries fees for sub-transfer agency and/ or related recordkeeping services.

     The amounts paid to financial intermediaries and plan record-keepers for sub-transfer agency and/or related recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

Other Payments to Financial Intermediaries

     In addition to, rather than in lieu of, payments for distribution-related expenses and for providing services to shareholders pursuant to 12b-1 plans, the transfer agent or one of its affiliates may enter into agreements with intermediaries pursuant to which the intermediary will be paid for administrative, networking, recordkeeping, subtransfer agency and shareholder services. Such compensation is generally paid out of the Service Fees and Administrative Service Fees that are disclosed in this prospectus. Such compensation is generally based on the average asset value of fund shares for the relevant share class held by clients of the intermediary. Principal Life Insurance Company is one such intermediary that provides services to retirement plans, and it is typically paid some or all of the Service Fees and Administrative Service Fees pertaining to such plans.

     In addition, Principal or its affiliates may pay compensation, from their own resources, to certain intermediaries that support the distribution or sale of shares of the Fund or provide services to Fund shareholders.

     Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

     A number of factors may be considered in determining the amount of these additional payments, including each financial intermediary’s Fund sales and assets, as well as the willingness and ability of the financial intermediary to give the Distributor access to its Financial Professionals for educational and marketing purposes. In some cases, intermediaries will include the Funds on a “preferred list.” The Distributor’s goals include making the Financial
Professionals who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.

Expense Reimbursement
Additionally, the Distributor will, in some cases, provide payments to reimburse directly or indirectly the costs incurred by intermediaries and their associated Financial Professionals in connection with educational seminars and training and marketing efforts related to the Funds for the intermediaries’
employees and representatives and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor will also, in some cases, provide payment or reimbursement for expenses associated with qualifying dealers’
conferences, transactions (“ticket”) charges, and general marketing expenses.

Additional Information
Financial Professionals may receive some or all of the amounts paid to the intermediary with which he or she is associated. If one mutual fund sponsor pays more compensation than another, your Financial Professional and his or her intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Financial Professional or his or her intermediary receives more compensation for one share class versus another, then they may have an incentive to recommend that share class.

As of January 1, 2009, the Distributor anticipates that intermediaries that will receive additional payments as described in the Additional Payments to intermediaries section above (other than: Rule 12b-1 fees; and Expense reimbursement) include, but are not limited to, the following:

Acsensus	Merrill Lynch
Advantage Capital Corporation	MidAtlantic Capital
AG Edwards & Sons	Morgan Keegan
AIG Financial Advisors	Morgan Stanley
AIG SunAmerica	MSCS Financial Services
Alerus Retirement Solutions	Mutual Service Corp
American Century Investments	National Financial Services
American General Life Insurance	National Planning Corp.
Ameriprise	Nationwide
Associated Financial Group	Newport Retirement Plan Services
Associated Securities	Next Financial
AST Trust Company	NFP Securities
Bank of America Securities	North Ridge Securities
Bear Stearns	Northeast Retirement Services
Benefit Plan Administrators	Northwestern Mutual

Cadaret Grant	NRP Financial
Charles Schwab & Co.	Pershing
Charles Schwab Trust Company	Plan Administrators, Inc.
Citigroup Global Markets	Principal Global Investors
Citigroup/Smith Barney	Principal Life Insurance Company
Commonwealth Financial Network	Principal Life Trust Company
CompuSys	ProEquities
CPI	Prudential
Daily Access Corporation	Raymond James
Digitial Retirement Solutions	RBC Capital Markets
Edward Jones	RBC Dain Rauscher
ePlan Services	Reliance Trust Company
Expert Plan	Robert W. Baird & Co.
Farmers Financial	Royal Alliance Associates
Fidelity Brokerage Services	Saxony Securities
Financial Network Investment Corp	Scottrade
First Allied Securities	Securian Financial Services
First American Bank	Securities America
First Clearing	SII Investments
Foothill Securities	Southwest Securities
FSC Securities	Standard Retirement Services
G.A. Repple	Stifel Nicolaus & Company
Geneos Wealth Management	TD Ameritrade
Genesis Employee Benefit	Texas Pension Consultants
GPC Securities, Inc.	The Investment Center
Gunn Allen Financial	Thrivent Financial
GWFS Equities	Thrivent Investment Management
H. Beck, Inc.	TransAm Securities
Howe Barnes Investment	Triad Advisors
ICMA-Retirement Corp.	TruSource
ING Financial Partners	U.S. Wealth Advisors
Investacorp	UBS Financial Services
J.W. Cole Financial	Unison
James T. Borello & Co.	VSR Financial Services
Janney Montgomery Scott	Wachovia
JP Morgan	WaMu Investments
July Business Services	Waterstone Financial Group
Key Investments	Wedbush Morgan Securities
Lincoln Financial	Wells Fargo
Lincoln Investment Planning	Willmington Trust Company
LPL	Workman Securities
Mercer HR Services	WRP Investments

To obtain a current list of such firms, call 1-800-547-7754.

     Please speak with your Financial Professional to learn more about the total amounts paid to your Financial Professional and his or her intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Financial Professional at the time of purchase.

     Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund’s Sub-Advisors when selecting brokers to effect portfolio transactions.

     Your intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the intermediary. You should ask your Financial Professional for information about any fees and/or commissions that are charged.

Dividends and Distributions

     The Acquired and Acquiring Funds pay their net investment income on an annual basis. Payments are made to shareholders of record on the business day prior to the payment date. You may ask to have your dividends paid to you in cash. If you do not request cash payments, your dividend payment will be reinvested back into additional shares of the Funds.

     Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the eighth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that a Fund holds it assets.

NOTES:

A Fund’s declaration of income dividends and capital gains has the effect of reducing the share price by the amount of the dividend or capital gain declared.

Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax. For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

Special tax rules apply to dividends and distributions paid to retirement plans.

Pricing of Fund Shares

The shares of the Acquired and Acquiring Funds are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the NYSE is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin
Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and
Christmas). The share price is determined as of the close of business of the
NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
on a day that the NYSE is open and
prior to the close of trading on the NYSE (normally 3 p.m. Central
Time).
Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading. If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.
For each of the Funds, the share price is calculated by:
taking the current market value of the total assets of the Fund subtracting liabilities of the Fund
dividing the remainder proportionately into the classes of the Fund subtracting the liability of each class
dividing the remainder by the total number of shares owned in that class.
NOTE:
If market quotations are not readily available for a security owned by a
Fund, its fair value is determined using a policy adopted by the
Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. PFI has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the
Fund’s NAV is calculated.
Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S.
securities markets. If PMC believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by PFI. These fair valuation procedures are intended to discourage shareholders from investing in the Funds for the purpose of engaging in market timing or arbitrage transactions.
The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. PFI has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Purchases, Redemptions, and Exchanges of Shares
The purchase, redemption and exchange procedures with respect to shares of the Acquired and Acquiring Funds are the same. These procedures vary based on the class of shares owned.
Purchases of Shares
Institutional Class shares may be purchased from Princor or PFD, the principal underwriters for this class. There are no sales charges on
Institutional Class shares. There are no restrictions on amounts to be invested in Institutional Class shares.
Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.
The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses.
Accordingly, the Fund may reject any purchase orders from market timers or investors that, in PMC’s opinion, may be disruptive to the Fund. For these purposes, PMC may consider an investor’s trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control. PMC may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.
Retirement Class Shares may be purchased:
via the internet
standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members
available 7 days a week (7 a.m. to 9 p.m. Central Time)
using a modem
plan contributions transferred electronically
standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members
available 24 hours a day, 7 days a week
To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if PMC determines that doing so would be in the best interests of the Fund and its shareholders.

Redemptions of Shares
Institutional Class Shares of the Fund may be redeemed upon request.
There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by a Fund in proper and complete form. The Funds generally send payment for shares sold the business day after the sell order is received. Under unusual circumstances, the
Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.
Retirement Class Shares may be sold back to the Funds any day the
NYSE is open, subject to any restrictions imposed by a plan. For more information about how to sell shares of the Funds, including any charges that a plan may impose, please consult the plan. The Funds generally send payment for shares sold the business day after the sell order is received.
Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.
Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make the payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this proxy statement/prospectus.
The Board of Directors of the Acquiring and Acquired Funds has
determined that it is not necessary to impose a fee upon the redemption of
Retirement and Institutional Class shares because both Funds have adopted transfer restrictions as described in “Exchange of Fund Shares.”
Exchanges
An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds.A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of PFI, provided that:
the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the
Money Market Fund,

the share class of such other Fund is available through the plan, and the share class of such other Fund is available in the shareholder’s state of residence.

     All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions.

     If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management’s judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or PMC believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

Frequent Purchases and Redemptions

     The PFI Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

     Frequent purchases and redemptions pose a risk to the PFI Funds because they may:

Disrupt the management of the PFI Funds by: forcing the PFI Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and causing unplanned portfolio turnover; Hurt the portfolio performance of the Funds; and Increase expenses of the PFI Funds due to: increased broker-dealer commissions and increased recordkeeping and related costs.

     Certain PFI Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities, may appeal to investors attempting to take advantage of time-zone arbitrage. It is necessary to identify such abusive trading practices because the abuses described above will negatively impact the Fund.

     The PFI Funds have adopted procedures to “fair value” foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Funds has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While the policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that all instances of abusive trading will be identified and prevented and the Funds may be negatively impacted and may cause investors to suffer the harms described. When abusive trading is identified, the policies and procedures will be applied in a fair and uniform manner. The following actions may include, but not limited to:

Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;

Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;

Limiting the number of exchanges during a year;

Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption);

and Taking such other action as directed by the Fund.

     The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.

Tax Considerations

     Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares.

     Generally, dividends paid by the Funds from net short-term capital gains will be taxed as ordinary income. Distributions properly designated by a Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares.

     A dividend or distribution made shortly after the purchase of shares of a PFI Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above.

     The information contained in this Proxy Statement/Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.

Portfolio Holdings Information

     A description of the PFI’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information.

VOTING INFORMATION

     Voting procedures. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy’s exercise by: (i) sending written notice to the Secretary of Principal Funds, Inc. at Principal Financial Group, Des Moines, Iowa 50392-2080, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

     Voting rights. Only shareholders of record at the close of business on February 27, 2009 (the “Record Date”), are entitled to vote. The shareholders of each class of shares of the Acquired Fund will vote together on the proposed Reorganization relating to that Fund and on any other matter submitted to such shareholders. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of the Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a “Majority of the Outstanding Voting Securities,” which is a term defined in the 1940 Act to mean, with respect to the Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of the Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

     The number of votes eligible to be cast at the meeting as of the Record Date and other share ownership information are set forth below under the heading “Outstanding Shares and Share Ownership” in this Proxy Statement/ Prospectus.

     Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a Proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a Proposal.

     In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to the Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

     Solicitation procedures. PFI intends to solicit proxies by mail. Officers or employees of PFI, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses.

     Expenses of the Meeting. The expenses of the Meeting for the Acquired Fund will be treated as an expense related to the Reorganization and will be paid by the Acquired Fund.

OUTSTANDING SHARES AND SHARE OWNERSHIP

     The following table shows as of February 27, 2009, the Record Date, the number of shares outstanding for each class of the Acquired and Acquiring Funds:

SmallCap Growth Fund III		SmallCap Growth Fund I
(Acquired Fund)		(Acquiring Fund)
	Shares		Shares
Share Class	Outstanding	Share Class	Outstanding
J	N/A	J	1,245,672.524
Institutional	28,943,447.093	Institutional	19,143,576.046
R-1	60,083.130	R-1	56,610.187
R-2	73,761.567	R-2	257,753.341
R-3	184,277.004	R-3	418,705.365
R-4	80,848.635	R-4	324,045.963
R-5	289,646.379	R-5	974,450.471

     As of the February 27, 2009, the Record Date, the Directors and Officers of PFI together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Funds.

     As of the February 27, 2009, the Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquired Fund:

		Percentage
Share		of
Class	Name/Address of Shareholder	Ownership
Institutional	PRINCIPAL LIFE INSURANCE CO	38.20%
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN: RIS NPIO TRADE DESK
711 HIGH STREET, DES MOINES IA 50392-9992
Institutional	LIFETIME 2020 FUND	22.59
	ATTN MUTUAL FUND ACCOUNTING H-221
	711 HIGH ST, DES MOINES IA 50392-0001
Institutional	LIFETIME 2030 FUND	17.39
	ATTN MUTUAL FUND ACCOUNTING- H221
	711 HIGH ST, DES MOINES IA 50392-0001
Institutional	LIFETIME 2040 FUND	9.61
	ATTN MUTUAL FUND ACCOUNTING-H221
	711 HIGH ST, DES MOINES IA 50309-2732
Institutional	LIFETIME 2010 FUND	5.53
	ATTN MUTUAL FUND ACCOUNTING-H221
	711 HIGH ST, DES MOINES IA 50392-0001
R-1	DELAWARE CHARTER GUARANTEE & TRUST	99.86
	FBO VARIOUS QUALIFED PLANS
711 HIGH STREET, DES MOINES IA 50309-2732

R-2	DELAWARE CHARTER GUARANTEE & TRUST	99.01
	FBO VARIOUS QUALIFED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
711 HIGH STREET, DES MOINES IA 50392-0001
R-3	DELAWARE CHARTER GUARANTEE & TRUST	94.42
	FBO VARIOUS QUALIFED PLANS
711 HIGH STREET, DES MOINES IA 50309-2732
R-4	DCGT AS TTEE AND/OR CUST	100.00
	FBO VARIOUS QUALIFED PLANS
	ATTN NPIO TRADE DESK
711 HIGH STREET, DES MOINES IA 50309-2732
R-5	DCGT AS TTEE AND/OR CUST	70.07
	FBO MEDICAL SERVICES OF NORTHWEST
	ARKANSAS, ATTN NPIO TRADE DESK
	711 HIGH ST, DES MOINES IA 50309-2732
R-5	DELAWARE CHARTER GUARANTEE & TRUST	23.65
	FBO VARIOUS QUALIFED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
711 HIGH STREET, DES MOINES IA 50392-0001

     As of the February 27, 2009, the Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquiring Fund:

		Percentage
Share		of
Class	Name/Address of Shareholder	Ownership
Institutional	PRINCIPAL LIFE INSURANCE CO	38.90%
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN: RIS NPIO TRADE DESK
711 HIGH STREET, DES MOINES IA 50392-9992
Institutional	LIFETIME 2030 FUND	24.05
	ATTN MUTUAL FUND ACCOUNTING- H221
	711 HIGH ST, DES MOINES IA 50392-0001
Institutional	LIFETIME 2040 FUND	15.16
	ATTN MUTUAL FUNDACCOUNTING-H221
	711 HIGH ST, DES MOINES IA 50309-2732
Institutional	LIFETIME 2020 FUND	6.80
	ATTN MUTUAL FUND ACCOUNTING H-221
	711 HIGH ST, DES MOINES IA 50392-0001
Institutional	LIFETIME 2050 FUND	6.71
	ATTN MUTUAL FUNDACCOUNTING-H221
	711 HIGH ST, DES MOINES IA 50392-0001
R-1	DELAWARE CHARTER GUARANTEE & TRUST	94.33
	FBO VARIOUS QUALIFED PLANS
711 HIGH STREET, DES MOINES IA 50309-2732

R-1	WILMINGTON TRUST COMPANY CUST	5.65
FBO EPLAN GROUP TRUST A/C 061859-001 1
	C/O MUTUAL FUNDS
	PO BOX 8971, WILMINGTON DE 19899-8971
R-2	DCGT AS TTEE AND/OR CUST	98.89
	FBO PRINCIPAL FINANCIAL GROUP
	QUALIFIED PRIN ADVTG OMNIBUS
	ATTN NPIO TRADE DESK
	711 HIGH STREET
	DES MOINES IA 50309-2732
R-3	DCGT AS TTEE AND/OR CUST	94.46
	FBO PRINCIPAL FINANCIAL GROUP
	QUALIFIED PRIN ADVTG OMNIBUS
	ATTN NPIO TRADE DESK
711 HIGH STREET, DES MOINES IA 50309-2732
R-4	DCGT AS TTEE AND/OR CUST	100.00
	FBO PRINCIPAL FINANCIAL GROUP
	QUALIFIED PRIN ADVTG OMNIBUS
	ATTN NPIO TRADE DESK
711 HIGH STREET, DES MOINES IA 50309-2732
R-5	DCGT AS TTEE AND/OR CUST	76.52
	FBO PRINCIPAL FINANCIAL GROUP
	QUALIFIED PRIN ADVTG OMNIBUS
	ATTN NPIO TRADE DESK
711 HIGH STREET, DES MOINES IA 50309-2732
R-5	DCGT AS TTEE AND/OR CUST	20.93
	FBO MEDICAL SERVICES OF NORTHWEST
	ARKANSAS, ATTN NPIO TRADE DESK
	711 HIGH ST, DES MOINES IA 50309-2732

FINANCIAL HIGHLIGHTS

     The financial highlights table for each of the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years). Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended October 31, 2004 through October 31, 2008 has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2008. Copies of this report are available on request as described above.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

SMALLCAP GROWTH FUND III(b)	2008	2007	2006	2005	2004(a)
Institutional shares
Net Asset Value, Beginning of Period	$ 13.51	$ 12.73	$ 10.99	$ 9.62	$ 10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(c) (0.03)		(0.08)	(0.07)	(0.09)	(0.03)
Net Realized and Unrealized Gain (Loss)
on Investments	(5.70)	2.07	2.33	1.46	(0.35)
Total From Investment Operations	(5.73)	1.99	2.26	1.37	(0.38)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.00)	(1.21)	(0.52)	–	–
Total Dividends and Distributions	(1.00)	(1.21)	(0.52)	–	–
Net Asset Value, End of Period	$ 6.78	$ 13.51	$ 12.73	$ 10.99	$ 9.62
Total Return	(45.46)%	16.86%	21.12%	14.24%	(3.80)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 202,959	$ 353,376	$ 233,207	$ 130,356	$ 4,770
Ratio of Expenses to
Average Net Assets	1.11%	1.10%	1.10%	1.10%	0.98%(e)
Ratio of Gross Expenses to
Average Net Assets	–	–	–		– 1.10%(e),(f)
Ratio of Net Investment Income to
Average Net Assets	(0.26)%	(0.66)%	(0.59)%	(0.82)%	(0.68)%(e)
Portfolio Turnover Rate	144.4%	142.8%	88.3%	84.0%	51.3%(e)

SMALLCAP GROWTH FUND III(b)	2008	2007	2006	2005
R-1 shares
Net Asset Value, Beginning of Period	$ 13.13	$ 12.50	$ 10.89	$ 9.66
Income from Investment Operations:
Net Investment Income (Operating Loss)(c) (0.11)		(0.19)	(0.20)	(0.18)
Net Realized and Unrealized Gain (Loss)
on Investments	(5.51)	2.03	2.33	1.41
Total From Investment Operations	(5.62)	1.84	2.13	1.23
Less Dividends and Distributions:
Distributions from Realized Gains	(1.00)	(1.21)	(0.52)	–
Total Dividends and Distributions	(1.00)	(1.21)	(0.52)	–
Net Asset Value, End of Period	$ 6.51	$ 13.13	$ 12.50	$ 10.89
Total Return	(45.97)%	15.89%	20.08%	12.73%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 370	$ 818	$ 774	$ 11
Ratio of Expenses to
Average Net Assets	1.99%	1.98%	1.98%	1.98%
Ratio of Net Investment Income to
Average Net Assets	(1.15)%	(1.54)%	(1.62)%	(1.70)%
Portfolio Turnover Rate	144.4%	142.8%	88.3%	84.0%

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

SMALLCAP GROWTH FUND III(b)	2008	2007	2006	2005	2004(a)
R-2 shares
Net Asset Value, Beginning of Period	$ 13.15	$ 12.50	$ 10.87	$ 9.59	$ 10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(c) (0.10)		(0.17)	(0.16)	(0.17)	(0.05)
Net Realized and Unrealized Gain (Loss)
on Investments	(5.52)	2.03	2.31	1.45	(0.36)
Total From Investment Operations	(5.62)	1.86	2.15	1.28	(0.41)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.00)	(1.21)	(0.52)	–	–
Total Dividends and Distributions	(1.00)	(1.21)	(0.52)	–	–
Net Asset Value, End of Period	$ 6.53	$ 13.15	$ 12.50	$ 10.87	$ 9.59
Total Return	(45.90)%	16.06%	20.30%	13.35%	(4.10)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 453	$ 904	$ 756	$ 97	$ 9
Ratio of Expenses to
Average Net Assets	1.86%	1.85%	1.85%	1.85%	1.73%(e)
Ratio of Gross Expenses to
Average Net Assets	–	–	–		– 1.85%(e),(f)
Ratio of Net Investment Income to
Average Net Assets	(1.01)%	(1.41)%	(1.35)%	(1.58)%	(1.43)%(e)
Portfolio Turnover Rate	144.4%	142.8%	88.3%	84.0%	51.3%(e)

SMALLCAP GROWTH FUND III(b)	2008	2007	2006	2005	2004(a)
R-3 shares
Net Asset Value, Beginning of Period	$ 13.23	$ 12.55	$ 10.90	$ 9.59	$ 10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(c) (0.08)		(0.15)	(0.14)	(0.15)	(0.05)
Net Realized and Unrealized Gain (Loss)
on Investments	(5.56)	2.04	2.31	1.46	(0.36)
Total From Investment Operations	(5.64)	1.89	2.17	1.31	(0.41)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.00)	(1.21)	(0.52)	–	–
Total Dividends and Distributions	(1.00)	(1.21)	(0.52)	–	–
Net Asset Value, End of Period	$ 6.59	$ 13.23	$ 12.55	$ 10.90	$ 9.59
Total Return	(45.76)%	16.25%	20.44%	13.66%	(4.10)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 1,245	$ 1,654	$ 787	$ 397	$ 10
Ratio of Expenses to
Average Net Assets	1.68%	1.67%	1.67%	1.67%	1.55%(e)
Ratio of Gross Expenses to
Average Net Assets	–	–	–		– 1.67%(e),(f)
Ratio of Net Investment Income to
Average Net Assets	(0.83)%	(1.23)%	(1.15)%	(1.39)%	(1.25)%(e)
Portfolio Turnover Rate	144.4%	142.8%	88.3%	84.0%	51.3%(e)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

SMALLCAP GROWTH FUND III(b)	2008	2007	2006	2005	2004(a)
R-4 shares
Net Asset Value, Beginning of Period	$ 13.32	$ 12.61	$ 10.93	$ 9.60	$ 10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	(0.06)	(0.13)	(0.12)	(0.13)	(0.04)
Net Realized and Unrealized Gain (Loss)
on Investments	(5.61)	2.05	2.32	1.46	(0.36)
Total From Investment Operations	(5.67)	1.92	2.20	1.33	(0.40)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.00)	(1.21)	(0.52)	–	–
Total Dividends and Distributions	(1.00)	(1.21)	(0.52)	–	–
Net Asset Value, End of Period	$ 6.65	$ 13.32	$ 12.61	$ 10.93	$ 9.60
Total Return	(45.67)%	16.43%	20.67%	13.85%	(4.00)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 567	$ 677	$ 332	$ 11	$ 10
Ratio of Expenses to
Average Net Assets	1.49%	1.48%	1.48%	1.48%	1.36%(e)
Ratio of Gross Expenses to
Average Net Assets	–	–	–	-	– 1.48%(e),(f)
Ratio of Net Investment Income to
Average Net Assets	(0.62)%	(1.04)%	(1.03)%	(1.21)%	(1.06)%(e)
Portfolio Turnover Rate	144.4%	142.8%	88.3%	84.0%	51.3%(e)

SMALLCAP GROWTH FUND III(b)	2008	2007	2006	2005	2004(a)
R-5 shares
Net Asset Value, Beginning of Period	$ 13.38	$ 12.64	$ 10.95	$ 9.61	$ 10.00
Income from Investment Operations:
Net Investment Income
(Operating Loss)(c)	(0.05)	(0.11)	(0.10)	(0.12)	(0.04)
Net Realized and Unrealized Gain (Loss)
on Investments	(5.64)	2.06	2.31	1.46	(0.35)
Total From Investment Operations	(5.69)	1.95	2.21	1.34	(0.39)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.00)	(1.21)	(0.52)	–	–
Total Dividends and Distributions	(1.00)	(1.21)	(0.52)	–	–
Net Asset Value, End of Period	$ 6.69	$ 13.38	$ 12.64	$ 10.95	$ 9.61
Total Return	(45.61)%	16.64%	20.72%	13.94%	(3.90)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 1,484	$ 5,268	$ 2,271	$ 1,523	$ 10
Ratio of Expenses to
Average Net Assets	1.37%	1.36%	1.36%	1.36%	1.26%(e)
Ratio of Gross Expenses to
Average Net Assets	–	–	–	-	– 1.36%(e),(f)
Ratio of Net Investment Income to
Average Net Assets	(0.51)%	(0.92)%	(0.85)%	(1.11)%	(0.96)%(e)
Portfolio Turnover Rate	144.4%	142.8%	88.3%	84.0%	51.3%(e)

(a)	Period from June 1, 2004, date operations commenced, through October 31, 2004.
(b)	Effective June 13, 2008, Partners SmallCap Growth Fund III changed its name to SmallCap Growth Fund III.
(c)	Calculated based on average shares outstanding during the period.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Expense ratio without commission rebates.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

SMALLCAP GROWTH FUND I(a)	2008	2007	2006	2005	2004
Class J shares
Net Asset Value, Beginning of Period	$ 10.79	$ 8.83	$ 8.02	$ 7.33	$ 6.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b) (0.11)		(0.15)	(0.16)	(0.14)	(0.13)
Net Realized and Unrealized Gain (Loss)
on Investments	(4.29)	2.51	0.97	0.83	0.71
Total From Investment Operations	(4.40)	2.36	0.81	0.69	0.58
Less Dividends and Distributions:
Distributions from Realized Gains	(0.87)	(0.40)	–	–	–
Total Dividends and Distributions	(0.87)	(0.40)	–	–	–
Net Asset Value, End of Period	$ 5.52	$ 10.79	$ 8.83	$ 8.02	$ 7.33
Total Return(c)	(44.11)%	27.71%	10.10%	9.41%	8.59%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 6,867	$ 12,437	$ 9,581	$ 8,323	$ 8,026
Ratio of Expenses to Average
Net Assets	1.99%	2.02%	2.05%	2.05%	2.05%
Ratio of Gross Expenses to
Average Net Assets(d)	–	–	2.08%	2.21%	2.24%(e)
Ratio of Net Investment Income to
Average Net Assets	(1.32)%	(1.56)%	(1.76)%	(1.80)%	(1.86)%
Portfolio Turnover Rate	115.5%	85.0%	100.3%	91.5%	94.6%

SMALLCAP GROWTH FUND I(a)	2008	2007	2006	2005	2004
Institutional shares
Net Asset Value, Beginning of Period	$ 11.82	$ 9.55	$ 8.59	$ 7.78	$ 7.10
Income from Investment Operations:
Net Investment Income (Operating Loss)(b) (0.04)		(0.07)	(0.08)	(0.07)	(0.07)
Net Realized and Unrealized Gain (Loss)
on Investments	(4.75)	2.74	1.04	0.88	0.75
Total From Investment Operations	(4.79)	2.67	0.96	0.81	0.68
Less Dividends and Distributions:
Distributions from Realized Gains	(0.87)	(0.40)	–	–	–
Total Dividends and Distributions	(0.87)	(0.40)	–	–	–
Net Asset Value, End of Period	$ 6.16	$ 11.82	$ 9.55	$ 8.59	$ 7.78
Total Return	(43.53)%	28.90%	11.18%	10.41%	9.58%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 104,406	$ 173,460	$ 95,185	$ 122,265	$ 71,754
Ratio of Expenses to
Average Net Assets	1.12%	1.10%	1.10%	1.10%	1.10%
Ratio of Gross Expenses to
Average Net Assets	–	–	–	–	1.10%(e)
Ratio of Net Investment Income to
Average Net Assets	(0.46)%	(0.63)%	(0.82)%	(0.85)%	(0.92)%
Portfolio Turnover Rate	115.5%	85.0%	100.3%	91.5%	94.6%

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

SMALLCAP GROWTH FUND I(a)	2008	2007	2006	2005
R-1 shares
Net Asset Value, Beginning of Period	$ 11.50	$ 9.38	$ 8.52	$ 7.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(b) (0.11)		(0.15)	(0.16)	(0.14)
Net Realized and Unrealized Gain (Loss)
on Investments	(4.60)	2.67	1.02	0.87
Total From Investment Operations	(4.71)	2.52	0.86	0.73
Less Dividends and Distributions:
Distributions from Realized Gains	(0.87)	(0.40)	–	–
Total Dividends and Distributions	(0.87)	(0.40)	–	–
Net Asset Value, End of Period	$ 5.92	$ 11.50	$ 9.38	$ 8.52
Total Return	(44.09)%	27.78%	10.09%	9.37%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 267	$ 202	$ 43	$ 41
Ratio of Expenses to
Average Net Assets	2.00%	1.98%	1.98%	1.98%
Ratio of Net Investment Income to
Average Net Assets	(1.34)%	(1.50)%	(1.69)%	(1.73)%
Portfolio Turnover Rate	115.5%	85.0%	100.3%	91.5%

SMALLCAP GROWTH FUND I(a)	2008	2007	2006	2005	2004
R-2 shares
Net Asset Value, Beginning of Period	$ 11.22	$ 9.15	$ 8.30	$ 7.57	$ 6.96
Income from Investment Operations:
Net Investment Income (Operating Loss)(b) (0.10)		(0.14)	(0.14)	(0.13)	(0.12)
Net Realized and Unrealized Gain (Loss)
on Investments	(4.47)	2.61	0.99	0.86	0.73
Total From Investment Operations	(4.57)	2.47	0.85	0.73	0.61
Less Dividends and Distributions:
Distributions from Realized Gains	(0.87)	(0.40)	–	–	–
Total Dividends and Distributions	(0.87)	(0.40)	–	–	–
Net Asset Value, End of Period	$ 5.78	$ 11.22	$ 9.15	$ 8.30	$ 7.57
Total Return	(43.93)%	27.94%	10.24%	9.64%	8.76%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 1,285	$ 2,040	$ 891	$ 878	$ 754
Ratio of Expenses to
Average Net Assets	1.87%	1.85%	1.85%	1.85%	1.85%
Ratio of Gross Expenses to
Average Net Assets	–	–	–	–	1.85%(e)
Ratio of Net Investment Income to
Average Net Assets	(1.21)%	(1.37)%	(1.56)%	(1.60)%	(1.67)%
Portfolio Turnover Rate	115.5%	85.0%	100.3%	91.5%	94.6%

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

SMALLCAP GROWTH FUND I(a)	2008	2007	2006	2005	2004
R-3 shares
Net Asset Value, Beginning of Period	$ 11.38	$ 9.25	$ 8.37	$ 7.62	$ 7.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.09)	(0.12)	(0.13)	(0.12)	(0.11)
Net Realized and Unrealized Gain (Loss)
on Investments	(4.54)	2.65	1.01	0.87	0.73
Total From Investment Operations	(4.63)	2.53	0.88	0.75	0.62
Less Dividends and Distributions:
Distributions from Realized Gains	(0.87)	(0.40)	–	–	–
Total Dividends and Distributions	(0.87)	(0.40)	–	–	–
Net Asset Value, End of Period	$ 5.88	$ 11.38	$ 9.25	$ 8.37	$ 7.62
Total Return	(43.83)%	28.30%	10.51%	9.84%	8.86%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 1,914	$ 3,315	$ 2,583	$ 1,889	$ 2,579
Ratio of Expenses to
Average Net Assets	1.69%	1.67%	1.67%	1.67%	1.67%
Ratio of Gross Expenses to
Average Net Assets	–	–	–	–	1.67%(e)
Ratio of Net Investment Income to
Average Net Assets	(1.03)%	(1.19)%	(1.37)%	(1.42)%	(1.49)%
Portfolio Turnover Rate	115.5%	85.0%	100.3%	91.5%	94.6%

SMALLCAP GROWTH FUND I(a)	2008	2007	2006	2005	2004
R-4 shares
Net Asset Value, Beginning of Period	$ 11.53	$ 9.36	$ 8.44	$ 7.68	$ 7.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.07)	(0.10)	(0.11)	(0.10)	(0.10)
Net Realized and Unrealized Gain (Loss)
on Investments	(4.62)	2.67	1.03	0.86	0.74
Total From Investment Operations	(4.69)	2.57	0.92	0.76	0.64
Less Dividends and Distributions:
Distributions from Realized Gains	(0.87)	(0.40)	–	–	–
Total Dividends and Distributions	(0.87)	(0.40)	–	–	–
Net Asset Value, End of Period	$ 5.97	$ 11.53	$ 9.36	$ 8.44	$ 7.68
Total Return	(43.77)%	28.40%	10.90%	9.90%	9.09%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 1,791	$ 934	$ 465	$ 93	$ 54
Ratio of Expenses to
Average Net Assets	1.50%	1.48%	1.48%	1.48%	1.48%
Ratio of Gross Expenses to
Average Net Assets	–	–	–	–	1.48%(e)
Ratio of Net Investment Income to
Average Net Assets	(0.84)%	(1.01)%	(1.18)%	(1.22)%	(1.30)%
Portfolio Turnover Rate	115.5%	85.0%	100.3%	91.5%	94.6%

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

SMALLCAP GROWTH FUND I(a)	2008	2007	2006	2005	2004
R-5 shares
Net Asset Value, Beginning of Period	$ 11.68	$ 9.46	$ 8.54	$ 7.75	$ 7.09
Income from Investment Operations:
Net Investment Income (Operating Loss)(b) (0.06)		(0.09)	(0.10)	(0.09)	(0.09)
Net Realized and Unrealized Gain (Loss)
on Investments	(4.69)	2.71	1.02	0.88	0.75
Total From Investment Operations	(4.75)	2.62	0.92	0.79	0.66
Less Dividends and Distributions:
Distributions from Realized Gains	(0.87)	(0.40)	–	–	–
Total Dividends and Distributions	(0.87)	(0.40)	–	–	–
Net Asset Value, End of Period	$ 6.06	$ 11.68	$ 9.46	$ 8.54	$ 7.75
Total Return	(43.72)%	28.64%	10.77%	10.19%	9.31%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 4,123	$ 8,766	$ 5,360	$ 4,522	$ 1,858
Ratio of Expenses to
Average Net Assets	1.38%	1.36%	1.36%	1.36%	1.36%
Ratio of Gross Expenses to
Average Net Assets	–	–	–	–	1.36%(e)
Ratio of Net Investment Income to
Average Net Assets	(0.72)%	(0.88)%	(1.07)%	(1.11)%	(1.18)%
Portfolio Turnover Rate	115.5%	85.0%	100.3%	91.5%	94.6%

(a)	Effective June 13, 2008, Partners SmallCap Growth Fund I changed its name to SmallCap Growth Fund I.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Excludes expense reimbursement from Manager.
(e)	Expense ratio without commission rebates.

FINANCIAL STATEMENTS

     The financial statements of the Acquiring Fund and the Acquired Fund included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2008 are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. Copies of the Annual Report are available upon request as described above.

LEGAL MATTERS

     Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Michael D. Roughton, Esq., Counsel to PFI. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Randy Lee Bergstrom, Esq., Assistant Tax Counsel to PFI, and for the Acquired Fund by Carolyn F. Kolks, Esq., Assistant Tax Counsel to PFI.

OTHER INFORMATION

     PFI is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by PFI a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

      BY ORDER OF THE BOARD OF DIRECTORS

      March 23, 2009

      Des Moines, Iowa

Appendix A

PLAN OF ACQUISITION

SmallCap Growth Fund III and
SmallCap Growth Fund I

     The Board of Directors of Principal Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that SmallCap Growth Fund I series of the Fund (“SmallCap Growth I”) acquire all of the assets of SmallCap Growth Fund III series of the Fund (“SmallCap Growth III”) in exchange for the assumption by SmallCap Growth I of all of the liabilities of SmallCap Growth III and shares issued by SmallCap Growth I which are thereafter to be distributed by SmallCap Growth III pro rata to its shareholders in complete liquidation and termination of SmallCap Growth III and in exchange for all of SmallCap Growth III’s outstanding shares.

     SmallCap Growth III will transfer to SmallCap Growth I, and SmallCap Growth I will acquire from SmallCap Growth III, all of the assets of SmallCap Growth III on the Closing Date and will assume from SmallCap Growth III all of the liabilities of SmallCap Growth III in exchange for the issuance of the number of shares of SmallCap Growth I determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of SmallCap Growth III in complete liquidation and termination of SmallCap Growth III and in exchange for all of SmallCap Growth III’s outstanding shares. SmallCap Growth III will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by SmallCap Growth III in proper form prior to the Closing Date shall be fulfilled by SmallCap Growth III. Redemption requests received by SmallCap Growth III thereafter will be treated as requests for redemption of those shares of SmallCap Growth I allocable to the shareholder in question.

     SmallCap Growth III will declare, and SmallCap Growth I may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.

     On the Closing Date, SmallCap Growth I will issue to SmallCap Growth III a number of full and fractional shares of SmallCap Growth I, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of SmallCap Growth III. The aggregate value of the net assets of SmallCap Growth III and SmallCap Growth I shall be determined in accordance with the then current Prospectus of SmallCap Growth I as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.

     The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on________, 2008, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.” In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for SmallCap Growth I or SmallCap Growth III to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

     As soon as practicable after the Closing, SmallCap Growth III shall (a) distribute on a pro rata basis to the shareholders of record of SmallCap Growth III at the close of business on the Closing Date the shares of SmallCap Growth I received by SmallCap Growth III at the Closing in exchange for all of SmallCap Growth III’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.

     For purposes of the distribution of shares of SmallCap Growth I to shareholders of SmallCap Growth III, SmallCap Growth I shall credit its books an appropriate number its shares to the account of each shareholder of SmallCap Growth III. No certificates will be issued for shares of SmallCap Growth I. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of SmallCap Growth III, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number of shares of SmallCap Growth I to be credited on the books of SmallCap Growth I in respect of such shares of SmallCap Growth III as provided above.

     Prior to the Closing Date, SmallCap Growth III shall deliver to SmallCap Growth I a list setting forth the assets to be assigned, delivered and transferred to SmallCap Growth I, including the securities then owned by SmallCap Growth III and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by SmallCap Growth I pursuant to this Plan.

     All of SmallCap Growth III’s portfolio securities shall be delivered by SmallCap Growth III’s custodian on the Closing Date to SmallCap Growth I or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of SmallCap Growth I or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from SmallCap Growth III’s account at its custodian to SmallCap Growth I’s account at its custodian. If on the Closing Date SmallCap Growth III is unable to make good delivery to SmallCap Growth I’s custodian of any of SmallCap Growth III’s portfolio securities because such securities have not yet been delivered to SmallCap Growth III’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and SmallCap Growth III shall deliver to SmallCap Growth I’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to SmallCap Growth I, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by SmallCap Growth I.

     This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of SmallCap Growth III and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of SmallCap Growth III no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of SmallCap Growth III.

     Except as expressly provided otherwise in this Plan, SmallCap Growth III will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its Chairman and Chief Executive Officer or its Executive Vice President as of the
_______thday of __________, 2008.

PRINCIPAL FUNDS, INC.
on behalf of the following Acquired Fund:
SmallCap Growth Fund III

By:
Ralph C. Eucher, Chairman and
Chief Executive Officer

PRINCIPAL FUNDS, INC.
on behalf of the following Acquiring Fund:
SmallCap Growth Fund I

By:
Michael J. Beer, Executive Vice President

Appendix B

DESCRIPTION OF INDICES

The performance tables included in this Information Statement/Prospectus provide performance information of various indices. These indices are described in this Appendix. An investment cannot be made directly in the indices and the indices’ performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

Morningstar Small Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Russell 2000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.

Russell 2500 Growth Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Growth Index with higher price-to-book ratios and higher forecasted growth values.

B-1

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

PSCGR1 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

PRINCIPAL FUNDS, INC.
SMALLCAP GROWTH FUND III

The Board of Directors recommends that shareholders vote **FOR** the following proposal:

Sign this proxy ballot and return it as soon as possible in the enclosed envelope.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

PART B
INFORMATION REQUIRED IN
A STATEMENT OF ADDITIONAL INFORMATION
PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080
STATEMENT OF ADDITIONAL INFORMATION
Dated: March 23, 2009

     This Statement of Additional Information is available to the shareholders of the SmallCap Growth Fund III (the "Acquired Fund"), in connection with the proposed reorganization of the Acquired Fund into the SmallCap Growth Fund I (the "Acquiring Fund") (the "Reorganization"). Each of the Acquired and Acquiring Funds is a separate series of Principal Funds, Inc. ("PFI").

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated March 23, 2009, relating to the Special Meeting of Shareholders of the Acquired Fund to be held on April 27, 2009. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080, or by calling toll free at 1-800-222-5852.

TABLE OF CONTENTS

•	Statement of Additional Information of PFI dated March 23, 2009.
•	Audited Financial Statements of PFI for the fiscal year ended October 31, 2008, related to the Acquired Fund and the Acquiring Fund.
•	Pro Forma Financial Information for the combination of the Acquired Fund into the Acquiring Fund.

INFORMATION INCORPORATED BY REFERENCE

     This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos. 33-59474; and 811-07572):

•	The Statement of Additional Information of PFI dated March 1, 2009.
•	The financial statements of the Acquired Fund and the Acquiring Fund included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2008, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on January 8, 2009; and

     The Annual Report to Shareholders of PFI is available upon request and without charge by calling toll-free at 1-800-222-5852.

PRO FORMA FINANCIAL STATEMENTS

On December 19, 2008, the Board of Directors of PFI approved a Plan of Acquisition whereby, the SmallCap Growth Fund I (the "Acquiring Fund") will acquire all the assets of the SmallCap Growth Fund III (the "Acquired Fund"), subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the "Reorganization").

Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the Reorganization had been consummated as of October 31, 2008. The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statements of Operations for the combined Acquiring Fund. The third table presents a pro forma Schedule of Investments for the combined Acquiring Fund.

Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund incorporated by reference in the Statement of Additional Information.

	Statements of Assets and Liabilities
	Principal Funds, Inc.
	October 31, 2008 (unaudited)
		Amounts in thousands
	SmallCap	SmallCap	Pro Forma		Pro Forma SmallCap
	Growth Fund III	Growth Fund I	Adjustments		Growth Fund I
Investment in securities--at cost	$ 300,746	$ 157,090	$ -		$ 457,836
Assets
Investment in securities--at value	$ 205,627	$ 117,514	$ -		$ 323,141
Cash	1,295	3,498	-		4,793
Receivables:
Capital Shares sold	118	270	-		388
Dividends and interest	55	21	-		76
Investment securities sold	2,339	1,454	-		3,793
Total Assets	209,434	122,757	-		332,191

Liabilities
Accrued management and investment advisory fees	192	117	-		309
Accrued administrative service fees	-	1	-		1
Accrued distribution fees	-	4	-		4
Accrued service fees	1	1	-		2
Accrued transfer agent fees	-	5	-		5
Accrued directors' fees	1	1	-		2
Accrued other expenses	19	24	-		43
Payables:
Capital Shares reacquired	-	9	-		9
Investment securities purchased	2,143	1,942	-		4,085
Reorganization costs	-	-	45	(c)	45
Total Liabilities	2,356	2,104	45		4,505
Net Assets Applicable to Outstanding Shares	$ 207,078	$ 120,653	$ (45)		$ 327,686

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 344,476	$ 183,391	$ -		$ 527,867
Accumulated undistributed (overdistributed) net investment income (operating loss)	442	-	(45)	(c)	397
Accumulated undistributed (overdistributed) net realized gain (loss)	(42,721)	(23,162)	-		(65,883)
Net unrealized appreciation (depreciation) of investments	(95,119)	(39,576)	-		(134,695)
Total Net Assets	$ 207,078	$ 120,653	$ (45)		$ 327,686

Capital Stock (par value: $.01 a share):
Shares authorized	280,000	290,000	-		290,000
Net Asset Value Per Share:
Class J: Net Assets	N/A	$ 6,867	$ -		$ 6,867
Shares issued and outstanding		1,243	-		1,243
Net asset value per share		$ 5.52 (a)			$ 5.52	(a)

Institutional: Net Assets	$ 202,959	$ 104,406	$ (45)	(c)	$ 307,320
Shares issued and outstanding	29,942	16,960	2,999	(b)	49,901
Net asset value per share	$ 6.78	$ 6.16			$ 6.16

R-1: Net Assets	$ 370	$ 267	$ -		$ 637
Shares issued and outstanding	57	45	6	(b)	108
Net asset value per share	$ 6.51	$ 5.92			$ 5.92

R-2: Net Assets	$ 453	$ 1,285	$ -		$ 1,738
Shares issued and outstanding	69	222	9	(b)	300
Net asset value per share	$ 6.53	$ 5.78			$ 5.78

R-3: Net Assets	$ 1,245	$ 1,914	$ -		$ 3,159
Shares issued and outstanding	189	326	23	(b)	538
Net asset value per share	$ 6.59	$ 5.88			$ 5.88

R-4: Net Assets	$ 567	$ 1,791	$ -		$ 2,358
Shares issued and outstanding	85	300	10	(b)	395
Net asset value per share	$ 6.65	$ 5.97			$ 5.97

R-5: Net Assets	$ 1,484	$ 4,123	$ -		$ 5,607
Shares issued and outstanding	222	680	23	(b)	925
Net asset value per share	$ 6.69	$ 6.06			$ 6.06

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)	Reflects new shares issued, net of retired shares of SmallCap Growth Fund III.
(c)	Reduction in net assets to reflect the estimated expenses of the Reorganization.

See accompanying notes

STATEMENT OF OPERATIONS
Principal Funds, Inc.
Twelve Months Ended October 31, 2008 (unaudited)

					Pro Forma
	SmallCap Growth	SmallCap Growth	Pro Forma		SmallCap Growth
Amounts in thousands	Fund III	Fund I	Adjustments		Fund I
Net Investment Income (Operating Loss)
Income:
Dividends	$ 1,313	$ 480	$ -		$ 1,793
Interest	123	24	-		147
Securities lending	1,123	660	-		1,783
Total Income	2,559	1,164	-		3,723
Expenses:
Management and investment advisory fees	3,321	1,932	-		5,253
Distribution Fees - Class J	N/A	47	-		47
Distribution Fees - R-1	2	1	-		3
Distribution Fees - R-2	2	6	-		8
Distribution Fees - R-3	4	7	-		11
Distribution Fees - R-4	1	1	-		2
Administrative service fees - R-1	2	1	-		3
Administrative service fees - R-2	1	4	-		5
Administrative service fees - R-3	2	4	-		6
Administrative service fees - R-4	1	2	-		3
Administrative service fees - R-5	4	7	-		11
Registration fees - Class J	N/A	15	-		15
Service Fees - R-1	1	1	-		2
Service Fees - R-2	2	5	-		7
Service Fees - R-3	3	4	-		7
Service Fees - R-4	1	2	-		3
Service Fees - R-5	5	10	-		15
Shareholder reports - Class J	N/A	3	-		3
Transfer agent fees - Class J	N/A	29	-		29
Custodian fees	10	10	(8)	(a)	12
Directors' expenses	6	6	-		12
Professional fees	14	14	(14)	(a)	14
Other expenses	4	8	(1)	(a)	11
Total Gross Expenses	3,386	2,119	(23)		5,482

Less: Reimbursement from Manager - Class J	N/A	1	-		1
Less: Reimbursement from Underwriter - Class J	N/A	5	-		5
Total Net Expenses	3,386	2,113	(23)		5,476
Net Investment Income (Operating Loss)	(827)	(949)	23		(1,753)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(40,617)	(22,759)	-		(63,376)
Change in unrealized appreciation/depreciation of:
Investments	(131,115)	(73,014)	-		(204,129)
Net R-ealized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(171,732)	(95,773)	-		(267,505)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (172,559)	$ (96,722)	$ 23		$ (269,258)

(a) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.

See accompanying notes

			Schedule of Investments

SmallCap Growth	SmallCap Growth	Combined SmallCap		SmallCap Growth	SmallCap Growth	Combined SmallCap
Fund III	Fund I	Growth Fund I	October 31, 2008	Fund III	Fund I	Growth Fund I

Shares Held (000's)				Value (000's)
			97.39% COMMON STOCKS
			1.33% Advanced Materials & Products
80,400	152,200	232,600	Hexcel Corp (a)	1,061	2,009	3,070
137,500	-	137,500	Metabolix Inc (a)	1,289	-	1,289

			0.40% Aerospace & Defense
36,600	-	36,600	Aerovironment Inc (a)	1,315	-	1,315

			1.09% Aerospace & Defense Equipment
67,300	-	67,300	Argon ST Inc (a)	1,404	-	1,404
44,700	-	44,700	BE Aerospace Inc (a)	575	-	575
78,020	-	78,020	Orbital Sciences Corp (a)	1,599	-	1,599

			1.49% Airlines
57,900	-	57,900	Alaska Air Group Inc (a)	1,430	-	1,430
31,700	-	31,700	Allegiant Travel Co (a)	1,263	-	1,263
200,600	-	200,600	Delta Air Lines Inc (a)	2,202	-	2,202

			0.45% Alternative Waste Tech
51,200	59,100	110,300	Calgon Carbon Corp (a)	682	787	1,469

			0.61% Apparel Manufacturers
65,600	-	65,600	Carter's Inc (a)	1,393	-	1,393
231,900	-	231,900	Quiksilver Inc (a)	601	-	601

			1.68% Applications Software
97,800	-	97,800	Nuance Communications Inc (a)	895	-	895
347,500	-	347,500	Red Hat Inc (a)	4,625	-	4,625

			0.15% Auto/Truck Parts & Equipment - Original
16,800	-	16,800	Fuel Systems Solutions Inc (a)	478	-	478

			0.29% Batteries & Battery Systems
-	72,600	72,600	EnerSys (a)	-	960	960

			1.06% Broadcasting Services & Programming
124,400	135,700	260,100	RHI Entertainment Inc (a)	1,667	1,818	3,485

			0.13% Building - Heavy Construction
-	34,200	34,200	Chicago Bridge & Iron Co NV	-	424	424

			0.63% Cellular Telecommunications
80,200	-	80,200	NII Holdings Inc (a)	2,066	-	2,066

			0.24% Chemicals - Specialty
-	50,200	50,200	Ferro Corp	-	777	777

			1.90% Commercial Banks
52,900	-	52,900	East West Bancorp Inc	918	-	918
37,600	-	37,600	SVB Financial Group (a)	1,934	-	1,934
16,800	-	16,800	TCF Financial Corp	298	-	298
388,400	-	388,400	UCBH Holdings Inc	2,051	-	2,051
26,800	-	26,800	Zions Bancorporation	1,021	-	1,021

			0.39% Commercial Services
16,100	-	16,100	Arbitron Inc	524	-	524
38,000	-	38,000	Quanta Services Inc (a)	751	-	751

			0.73% Commercial Services - Finance
34,800	-	34,800	Coinstar Inc (a)	835	-	835
-	22,500	22,500	Global Payments Inc	-	912	912
-	17,500	17,500	Morningstar Inc (a)	-	655	655

			0.27% Computer Services
-	138,500	138,500	3PAR Inc (a)	-	884	884

			0.50% Computer Software
21,200	-	21,200	Avid Technology Inc (a)	314	-	314
-	52,710	52,710	Blackbaud Inc	-	801	801
45,900	-	45,900	Omniture Inc (a)	528	-	528

			1.54% Computers - Integrated Systems
24,300	-	24,300	Integral Systems Inc/MD	597	-	597
-	14,500	14,500	Micros Systems Inc (a)	-	247	247
336,100	-	336,100	Riverbed Technology Inc (a)	4,211	-	4,211

			0.72% Computers - Peripheral Equipment
39,100	-	39,100	Compellent Technologies Inc (a)	426	-	426
250,600	-	250,600	Immersion Corp (a)	1,298	-	1,298
21,000	-	21,000	Synaptics Inc (a)	649	-	649

			1.09% Consulting Services
-	34,500	34,500	FTI Consulting Inc (a)	-	2,010	2,010
-	28,600	28,600	Huron Consulting Group Inc (a)	-	1,555	1,555

			0.08% Consumer Products - Miscellaneous
9,800	-	9,800	Tupperware Brands Corp	248	-	248

			1.03% Cosmetics & Toiletries
59,200	-	59,200	Alberto-Culver Co	1,523	-	1,523
98,000	-	98,000	Bare Escentuals Inc (a)	410	-	410
19,200	-	19,200	Chattem Inc (a)	1,453	-	1,453

			0.78% Data Processing & Management
86,900	79,800	166,700	Commvault Systems Inc (a)	930	854	1,784
43,700	-	43,700	SEI Investments Co	772	-	772

			0.89% Decision Support Software
85,200	-	85,200	MSCI Inc (a)	1,469	-	1,469
163,900	-	163,900	Wind River Systems Inc (a)	1,432	-	1,432

			0.59% Diagnostic Equipment
10,600	62,300	72,900	Immucor Inc (a)	281	1,654	1,935

			0.50% Diagnostic Kits
-	66,900	66,900	Meridian Bioscience Inc	-	1,644	1,644

			0.34% Distribution & Wholesale
38,900	-	38,900	Fossil Inc (a)	706	-	706
9,300	-	9,300	Owens & Minor Inc	402	-	402

			0.58% Diversified Manufacturing Operations
-	76,700	76,700	Actuant Corp	-	1,375	1,375
-	61,800	61,800	Colfax Corp (a)	-	527	527

			0.17% E-Commerce - Products
18,300	-	18,300	Blue Nile Inc (a)	560	-	560

			0.71% E-Commerce - Services
	79,800	79,800	NetFlix Inc (a)	-	1,976	1,976
6,700		6,700	Priceline.com Inc (a)	353	-	353

			0.45% Electric Products - Miscellaneous
-	44,700	44,700	Ametek Inc	-	1,486	1,486

			0.30% Electric - Transmission
24,400	-	24,400	ITC Holdings Corp	990	-	990

			0.57% Electronic Components - Miscellaneous
117,000	-	117,000	China Digital TV Holding Co Ltd ADR (a)	701	-	701
279,100	-	279,100	Flextronics International Ltd (a)	1,166	-	1,166

			2.36% Electronic Components - Semiconductors
32,200	-	32,200	Cavium Networks Inc (a)	410	-	410
81,400	-	81,400	Intersil Corp	1,114	-	1,114
40,300	-	40,300	Monolithic Power Systems Inc (a)	685	-	685
57,609	-	57,609	Netlogic Microsystems Inc (a)	1,217	-	1,217
-	319,100	319,100	ON Semiconductor Corp (a)	-	1,630	1,630
-	225,600	225,600	PMC - Sierra Inc (a)	-	1,056	1,056
227,200	-	227,200	Skyworks Solutions Inc (a)	1,620	-	1,620

			0.69% Electronic Measurement Instruments
29,454	-	29,454	Axsys Technologies Inc (a)	1,945	-	1,945
6,700	-	6,700	Itron Inc (a)	325	-	325

			1.03% E-Marketing & Information
-	90,400	90,400	comScore Inc (a)	-	1,103	1,103
-	70,800	70,800	Constant Contact Inc (a)	-	850	850
-	57,400	57,400	Digital River Inc (a)	-	1,423	1,423

			0.20% Energy - Alternate Sources
144,000	-	144,000	GT Solar International Inc (a)	664	-	664

			0.12% Engineering - Research & Development Services
23,000	-	23,000	McDermott International Inc (a)	394	-	394

			2.69% Enterprise Software & Services
59,700	-	59,700	Advent Software Inc (a)	1,119	-	1,119
120,800	-	120,800	Ariba Inc (a)	1,292	-	1,292
65,825	11,500	77,325	Concur Technologies Inc (a)	1,661	290	1,951
-	71,420	71,420	Informatica Corp (a)	-	1,003	1,003
51,800	130,000	181,800	MedAssets Inc (a)	747	1,876	2,623
30,600	-	30,600	Sybase Inc (a)	815	-	815

			0.21% Entertainment Software
-	93,100	93,100	THQ Inc (a)	-	694	694

			1.01% E-Services - Consulting
167,700	-	167,700	GSI Commerce Inc (a)	1,736	-	1,736
20,400	60,300	80,700	Websense Inc (a)	398	1,177	1,575

			0.13% Filtration & Separation Products
-	50,300	50,300	Polypore International Inc (a)	-	429	429

			1.97% Finance - Investment Banker & Broker
-	29,700	29,700	Duff & Phelps Co (a)	-	564	564
20,600	30,600	51,200	Greenhill & Co Inc	1,359	2,019	3,378
-	12,300	12,300	KBW Inc (a)	-	360	360
-	51,850	51,850	optionsXpress Holdings Inc	-	921	921
-	28,150	28,150	Stifel Financial Corp (a)	-	1,229	1,229

			1.07% Finance - Other Services
108,100	-	108,100	Nasdaq OMX Group, Inc (a)	3,509	-	3,509

			0.51% Food - Baking
56,400	-	56,400	Flowers Foods Inc	1,672	-	1,672

			0.54% Food - Canned
58,200	-	58,200	TreeHouse Foods Inc (a)	1,761	-	1,761

			0.33% Food - Retail
102,100	-	102,100	Whole Foods Market Inc	1,094	-	1,094

			1.23% Footwear & Related Apparel
403,000	-	403,000	CROCS Inc (a)	1,012	-	1,012
35,400	-	35,400	Deckers Outdoor Corp (a)	3,004	-	3,004

			0.95% Hazardous Waste Disposal
15,400	-	15,400	Clean Harbors Inc (a)	1,010	-	1,010
-	35,740	35,740	Stericycle Inc (a)	-	2,088	2,088

			0.19% Hospital Beds & Equipment
25,500	-	25,500	Kinetic Concepts Inc (a)	617	-	617

			0.14% Hotels & Motels
-	37,050	37,050	Orient-Express Hotels Ltd	-	456	456

			0.27% Human Resources
-	108,900	108,900	SuccessFactors Inc (a)	-	870	870

			0.15% Independent Power Producer
19,900	-	19,900	Ormat Technologies Inc	481	-	481

			0.12% Industrial Gases
6,600	-	6,600	Air Products & Chemicals Inc	384	-	384

			0.05% Instruments - Scientific
9,300	-	9,300	PerkinElmer Inc	167	-	167

			0.85% Internet Application Software
-	106,600	106,600	Cybersource Corp (a)	-	1,295	1,295
-	10,300	10,300	DealerTrack Holdings Inc (a)	-	111	111
82,418	-	82,418	Vocus Inc (a)	1,387	-	1,387

			1.03% Internet Infrastructure Software
79,800	56,800	136,600	F5 Networks Inc (a)	1,981	1,410	3,391

			1.91% Investment Management & Advisory Services
19,600	27,100	46,700	Affiliated Managers Group Inc (a)	909	1,257	2,166
321,800	-	321,800	Blackstone Group LP/The	2,941	-	2,941
54,200	-	54,200	Janus Capital Group Inc	636	-	636
112,400	-	112,400	Och-Ziff Capital Management Group LLC	523	-	523

			0.04% Lasers - Systems & Components
-	5,800	5,800	Cymer Inc (a)	-	142	142

			0.43% Leisure & Recreation Products
55,800	-	55,800	WMS Industries Inc (a)	1,395	-	1,395

			0.44% Lighting Products & Systems
133,800	-	133,800	Universal Display Corp (a)	1,448	-	1,448

			0.68% Machinery - Construction & Mining
23,000	70,000	93,000	Bucyrus International Inc	555	1,689	2,244

			0.37% Machinery - Electrical
-	68,700	68,700	Baldor Electric Co	-	1,206	1,206

			0.73% Machinery - General Industry
-	67,300	67,300	Chart Industries Inc (a)	-	917	917
-	63,975	63,975	IDEX Corp	-	1,483	1,483

			5.73% Medical - Biomedical/Gene
-	55,500	55,500	Acorda Therapeutics Inc (a)	-	1,132	1,132
43,400	43,100	86,500	Alexion Pharmaceuticals Inc (a)	1,769	1,756	3,525
104,900	-	104,900	American Oriental Bioengineering Inc (a)	641	-	641
-	30,500	30,500	Cougar Biotechnology Inc (a)	-	775	775
225,100	-	225,100	Cubist Pharmaceuticals Inc (a)	5,715	-	5,715
76,400	18,000	94,400	Illumina Inc (a)	2,355	555	2,910
-	103,900	103,900	Incyte Corp (a)	-	431	431
15,100	-	15,100	Martek Biosciences Corp (a)	451	-	451
-	28,600	28,600	OSI Pharmaceuticals Inc (a)	-	1,086	1,086
8,300	15,800	24,100	United Therapeutics Corp (a)	724	1,378	2,102

			0.70% Medical - Drugs
65,700	-	65,700	Medicis Pharmaceutical Corp	938	-	938
-	45,000	45,000	Pharmasset Inc (a)	-	805	805
-	13,300	13,300	XenoPort Inc (a)	-	553	553

			0.38% Medical - Generic Drugs
36,407	-	36,407	Perrigo Co	1,238	-	1,238

			0.11% Medical - HMO
14,700	-	14,700	WellCare Health Plans Inc (a)	355	-	355

			0.67% Medical - Outpatient & Home Medical Care
-	62,200	62,200	LHC Group Inc (a)	-	2,194	2,194

			0.75% Medical Information Systems
64,100	-	64,100	athenahealth Inc (a)	1,961	-	1,961
-	13,400	13,400	Cerner Corp (a)	-	499	499

			2.57% Medical Instruments
-	79,600	79,600	Genomic Health Inc (a)	-	1,467	1,467
48,897	45,000	93,897	NuVasive Inc (a)	2,303	2,119	4,422
47,000	-	47,000	Thoratec Corp (a)	1,157	-	1,157
32,000	-	32,000	Trans1 Inc (a)	204	-	204
74,500	-	74,500	Volcano Corp (a)	1,158	-	1,158

			0.70% Medical Laboratory & Testing Service
8,900	-	8,900	Covance Inc (a)	445	-	445
-	72,600	72,600	Icon PLC ADR (a)	-	1,842	1,842

			1.85% Medical Products
-	46,400	46,400	Abiomed Inc (a)	-	676	676
19,300	-	19,300	Haemonetics Corp (a)	1,140	-	1,140
86,500	-	86,500	Hanger Orthopedic Group Inc (a)	1,441	-	1,441
27,400	-	27,400	Luminex Corp (a)	511	-	511
54,300	-	54,300	PSS World Medical Inc (a)	985	-	985
56,900	-	56,900	Wright Medical Group Inc (a)	1,319	-	1,319

			1.00% Metal Processors & Fabrication
43,400	-	43,400	Dynamic Materials Corp	825	-	825
36,500	15,700	52,200	Kaydon Corp	1,219	525	1,744
-	29,800	29,800	RBC Bearings Inc (a)	-	707	707

			0.45% Multimedia
15,500	-	15,500	Factset Research Systems Inc	601	-	601
166,000	-	166,000	Martha Stewart Living Omnimedia (a)	868	-	868

			1.87% Networking Products
-	9,800	9,800	Atheros Communications Inc (a)	-	176	176
-	54,400	54,400	Netgear Inc (a)	-	601	601
255,400	-	255,400	Polycom Inc (a)	5,366	-	5,366

			0.33% Non-Ferrous Metals
117,600	-	117,600	Titanium Metals Corp	1,095	-	1,095

			1.66% Oil - Field Services
-	12,220	12,220	Core Laboratories NV	-	900	900
-	31,300	31,300	Oceaneering International Inc (a)	-	882	882
57,800	52,200	110,000	Superior Energy Services Inc (a)	1,232	1,113	2,345
	57,400	57,400	Tesco Corp (a)	-	653	653
41,900	-	41,900	Willbros Group Inc (a)	649	-	649

			1.23% Oil & Gas Drilling
118,000	-	118,000	Atwood Oceanics Inc (a)	3,243	-	3,243
109,000	-	109,000	Hercules Offshore Inc (a)	794	-	794

			2.97% Oil Company - Exploration & Production
-	31,500	31,500	Bill Barrett Corp (a)	-	643	643
-	38,400	38,400	BPZ Resources Inc (a)	-	380	380
-	34,500	34,500	Cabot Oil & Gas Corp	-	968	968
-	6,200	6,200	Carrizo Oil & Gas Inc (a)	-	145	145
72,300	17,100	89,400	Concho Resources Inc/Midland TX (a)	1,536	363	1,899
167,215	-	167,215	EXCO Resources Inc (a)	1,537	-	1,537
31,800	-	31,800	Mariner Energy Inc (a)	458	-	458
-	16,400	16,400	Newfield Exploration Co (a)	-	377	377
36,800	28,800	65,600	Penn Virginia Corp	1,368	1,071	2,439
47,600	-	47,600	PetroHawk Energy Corp (a)	902	-	902

			1.00% Oil Field Machinery & Equipment
-	105,000	105,000	Complete Production Services Inc (a)	-	1,301	1,301
-	25,700	25,700	Dril-Quip Inc (a)	-	635	635
20,200	-	20,200	FMC Technologies Inc (a)	707	-	707
-	25,800	25,800	T-3 Energy Services Inc (a)	-	622	622

			1.49% Patient Monitoring Equipment
-	38,000	38,000	CardioNet Inc (a)	-	972	972
-	48,200	48,200	Insulet Corp (a)	-	270	270
44,200	58,200	102,400	Masimo Corp (a)	1,414	1,862	3,276
-	17,200	17,200	Mindray Medical International Ltd ADR	-	371	371

			0.18% Pharmacy Services
-	34,000	34,000	Catalyst Health Solutions Inc (a)	-	574	574

			0.45% Physical Therapy & Rehabilitation Centers
-	44,700	44,700	Psychiatric Solutions Inc (a)	-	1,488	1,488

			0.35% Physician Practice Management
-	57,000	57,000	IPC The Hospitalist Co Inc (a)	-	1,160	1,160

			1.49% Power Converter & Supply Equipment
479,000	-	479,000	Evergreen Solar Inc (a)	1,815	-	1,815
63,800	-	63,800	Sunpower Corp - Class A (a)	2,492	-	2,492
33,000	-	33,000	Suntech Power Holdings Co Ltd ADR (a)	578	-	578

			0.42% Printing - Commercial
-	80,700	80,700	VistaPrint Ltd (a)	-	1,378	1,378

			0.08% Real Estate Management & Services
7,900	-	7,900	Jones Lang LaSalle Inc	260	-	260

			0.23% Real Estate Operator & Developer
757,500	-	757,500	Meruelo Maddux Properties Inc (a)	742	-	742

			0.17% Research & Development
18,500	-	18,500	Pharmaceutical Product Development Inc	573	-	573

			0.11% Resorts & Theme Parks
-	183,500	183,500	Great Wolf Resorts Inc (a)	-	347	347

			2.94% Retail - Apparel & Shoe
38,100	-	38,100	Aeropostale Inc (a)	922	-	922
-	18,300	18,300	American Eagle Outfitters Inc	-	203	203
395,200	-	395,200	Chico's FAS Inc (a)	1,344	-	1,344
43,400	-	43,400	Childrens Place Retail Stores Inc/The (a)	1,451	-	1,451
42,700	-	42,700	Guess ? Inc	930	-	930
72,100	-	72,100	J Crew Group Inc (a)	1,460	-	1,460
46,500	-	46,500	Lululemon Athletica Inc (a)	659	-	659
36,800	-	36,800	Phillips-Van Heusen Corp	902	-	902
18,800	-	18,800	Ross Stores Inc	614	-	614
51,400	-	51,400	Urban Outfitters Inc (a)	1,117	-	1,117

			0.50% Retail - Automobile
22,500	24,600	47,100	Copart Inc (a)	785	859	1,644

			0.62% Retail - Discount
-	70,800	70,800	Citi Trends Inc (a)	-	1,184	1,184
14,100	8,600	22,700	Dollar Tree Inc (a)	536	327	863

			0.42% Retail - Jewelry
50,700	-	50,700	Tiffany & Co	1,392	-	1,392

			0.26% Retail - Mail Order
101,600	-	101,600	Williams-Sonoma Inc	841	-	841

			1.44% Retail - Restaurants
98,400	-	98,400	Cheesecake Factory/The (a)	866	-	866
40,600	-	40,600	Chipotle Mexican Grill Inc (a)	2,060	-	2,060
-	50,490	50,490	Red Robin Gourmet Burgers Inc (a)	-	767	767
-	146,900	146,900	Texas Roadhouse Inc (a)	-	1,031	1,031

			0.78% Retail - Sporting Goods
45,600	-	45,600	Dick's Sporting Goods Inc (a)	699	-	699
-	103,400	103,400	Hibbett Sports Inc (a)	-	1,842	1,842

			3.41% Schools
37,100	26,200	63,300	American Public Education Inc (a)	1,642	1,160	2,802
-	83,900	83,900	Corinthian Colleges Inc (a)	-	1,198	1,198
19,600	65,500	85,100	K12 Inc (a)	539	1,801	2,340
10,700	10,600	21,300	Strayer Education Inc	2,421	2,399	4,820

			1.43% Semiconductor Component - Integrated Circuits
-	50,200	50,200	Hittite Microwave Corp (a)	-	1,645	1,645
-	75,460	75,460	Integrated Device Technology Inc (a)	-	480	480
-	152,600	152,600	Intellon Corp (a)	-	432	432
478,700	-	478,700	TriQuint Semiconductor Inc (a)	2,145	-	2,145

			1.02% Semiconductor Equipment
-	48,900	48,900	MKS Instruments Inc (a)	-	907	907
78,100	-	78,100	Teradyne Inc (a)	398	-	398
64,550	-	64,550	Veeco Instruments Inc (a)	500	-	500
-	105,600	105,600	Verigy Ltd (a)	-	1,531	1,531

			0.22% Steel Pipe & Tube
-	13,200	13,200	Valmont Industries Inc	-	723	723

			0.20% Telecommunication Equipment
29,100	-	29,100	Nice Systems Ltd ADR (a)	651	-	651

			0.22% Telecommunication Equipment - Fiber Optics
75,200	-	75,200	Ciena Corp (a)	723	-	723

			0.71% Telecommunication Services
267,200	-	267,200	Clearwire Corp (a)	2,317	-	2,317

			0.36% Theaters
-	145,800	145,800	National CineMedia Inc	-	1,181	1,181

			2.78% Therapeutics
-	73,200	73,200	Alexza Pharmaceuticals Inc (a)	-	209	209
-	164,600	164,600	Allos Therapeutics Inc (a)	-	1,203	1,203
63,100	47,500	110,600	BioMarin Pharmaceutical Inc (a)	1,156	870	2,026
800,900	-	800,900	Medarex Inc (a)	5,630	-	5,630

			1.14% Transactional Software
105,900	44,100	150,000	Solera Holdings Inc (a)	2,636	1,098	3,734

			0.45% Transport - Marine
-	42,800	42,800	Kirby Corp (a)	-	1,469	1,469

			0.23% Transport - Rail
-	24,700	24,700	Kansas City Southern (a)	-	762	762

			0.65% Transport - Services
65,600	-	65,600	Expeditors International of Washington Inc	2,142	-	2,142

			0.19% Transport - Truck
11,200	-	11,200	JB Hunt Transport Services Inc	319	-	319
8,300	-	8,300	Landstar System Inc	320	-	320

			0.18% Vitamins & Nutrition Products
23,600	-	23,600	Herbalife Ltd	577	-	577

			0.12% Water
61,500	-	61,500	Cascal NV	407	-	407

						0.46% Web Portals
	66,700		-		66,700	Netease.com ADR (a)	1,501	-	1,501

						1.60% Wireless Equipment
	410,200		-		410,200	RF Micro Devices Inc (a)	816	-	816
	136,400		75,200		211,600	SBA Communications Corp (a)	2,863	1,578	4,441

						TOTAL COMMON STOCKS	201,648	117,514	319,162

						0.33% CONVERTIBLE PREFERRED STOCKS
						Commercial Banks
	955		-		955	East West Bancorp Inc	1,079	-	1,079

						TOTAL CONVERTIBLE PREFERRED STOCKS	1,079	-	1,079

		Principal
		Amount (000's)						Value (000's)
						0.88% REPURCHASE AGREEMENTS
						Money Center Banks

						Investment in Joint Trading Account; Bank of America Repurchase Agreement; 0.15%;
						dated 10/31/2008 maturing 11/03/2008 (collateralized by Sovereign Agency Issues;
1,450			-	1,450		$1,493,000; 2.75% - 5.38%; dated 11/28/08 - 02/13/17)	$ 1,450	$ -	$ 1,450

						Investment in Joint Trading Account; Morgan Stanley Repurchase Agreement; 0.15%;
						dated 10/31/2008 maturin11/03/2008 (collateralized by Sovereign Agency Issues;
1,450			-	1,450		$1,493,000; 2.63% - 4.63%; dated 09/09/09 - 06/12/15)	1,450	-	1,450
						TOTAL REPURCHASE AGREEMENTS	2,900	-	$ 2,900
						Total Investments	$ 205,627	$ 117,514	$ 323,141
						1.40% Liabilities in Excess of Other Assets, Net	1,451	3,139	$ 4,590
						Pro Forma Adjustment			$ (45)
						100.00% TOTAL NET ASSETS	$ 207,078	$ 120,653	$ 327,686

						(a) Non-Income Producing Security

						Unrealized Appreciation (Depreciation)
						Unrealized Appreciation	$ 8,885	$ 5,364	$ 14,249
						Unrealized Depreciation	(110,968)	(49,948)	$ (160,916)
						Net Unrealized Appreciation (Depreciation)	(102,083)	(44,584)	$ (146,667)
						Cost for federal income tax purposes	307,710	162,098	$ 469,808
						All dollar amounts are shown in thousands (000's)

						Portfolio Summary (unaudited)
						Sector			Percent
						Consumer, Non-cyclical			28.36%
						Technology			15.99%
						Industrial			13.75%
						Communications			12.02%
						Consumer, Cyclical			11.79%
						Financial			8.37%
						Energy			7.06%
						Basic Materials			0.69%
						Utilities			0.57%
						Liabilities in Excess of Other Assets, Net			1.40%
						TOTAL NET ASSETS			100.00%

As of October 31, 2008, all securities held by SmallCap Growth Fund III would comply with the investment restrictions of SmallCap Growth Fund I.

Pro Forma Notes to Financial Statements
October 31, 2008
(unaudited)

1. Description of the Funds

SmallCap Growth Fund III and SmallCap Growth Fund I are series of Principal Funds, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2. Basis of Combination

On December 19, 2008, the Board of Directors of Principal Funds, Inc., SmallCap Growth Fund III approved an Agreement and Plan of Reorganization (the “Reorganization”) whereby, SmallCap Growth Fund I will acquire all the assets of SmallCap Growth Fund III subject to the liabilities of such fund, in exchange for a number of shares equal to the pro rata net assets of SmallCap Growth Fund I.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at October 31, 2008. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of SmallCap Growth Fund III and SmallCap Growth Fund I at October 31, 2008. The unaudited pro forma statements of operations reflect the results of operations of SmallCap Growth Fund III and SmallCap Growth Fund I for the twelve months ended October 31, 2008. The statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the dates indicated above for SmallCap Growth Fund III and SmallCap Growth Fund I under U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of SmallCap Growth Fund I for pre-combination periods will not be restated.

SmallCap Growth Fund III will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. These expenses and fees are expected to total $45,000.

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

3. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Security Valuation

SmallCap Growth Fund III and SmallCap Growth Fund I value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

Short-term securities are valued at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.

Pro Forma Notes to Financial Statements
October 31, 2008
(unaudited)

5. Repurchase Agreements

The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

6. Capital Shares

The pro forma net asset value per share assumes issuance of shares of SmallCap Growth Fund I that would have been issued at October 31, 2008, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of SmallCap Growth Fund III, as of October 31, 2008, divided by the net asset value per share of the SmallCap Growth Fund I as of October 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statement of assets and liabilities.

7. Pro Forma Adjustments

The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on October 31, 2008. The expenses of the SmallCap Growth Fund III were adjusted assuming the fee structure of the SmallCap Growth Fund I was in effect for the twelve months ended October 31, 2008.

8. Distributions

No provision for federal income taxes is considered necessary because each fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.